    As filed with the Securities and Exchange Commission on August 28, 1997


                                        Securities Act Registration No. 33-41224
                                Investment Company Act Registration No. 811-6334
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           / /

                         PRE-EFFECTIVE AMENDMENT NO.                         / /


                        POST-EFFECTIVE AMENDMENT NO. 8                       /X/


                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE

                        INVESTMENT COMPANY ACT OF 1940                       / /


                               AMENDMENT NO. 10                              /X/


                        (Check appropriate box or boxes)

                            ------------------------

                     THE BLACKROCK GOVERNMENT INCOME TRUST
               (exact name of registrant as specified in charter)


                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102
              (Address of Principal Executive Offices) (Zip Code)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 367-7530



                               S. JANE ROSE, ESQ.
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
               (NAME AND ADDRESS OF AGENT FOR SERVICE OF PROCESS)


                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
                   As soon as practicable after the effective
                      date of the Registration Statement.

             It is proposed that this filing will become effective
                            (check appropriate box):


                        / / immediately upon filing pursuant to paragraph (b)



                       /X/ on August 29, 1997 pursuant to paragraph (b)


                       / / 60 days after filing pursuant to paragraph (a)(1)

                       / / on (date) pursuant to paragraph (a)(1)

                       / / 75 days after filing pursuant to paragraph (a)(2)

                       / / on (date) pursuant to paragraph (a)(2) of Rule 485.

                        If appropriate, check the following box:

                       / / This post-effective amendment designates a new
                           effective date for a previously filed post-effective amendment.

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


                                                         PROPOSED MAXIMUM   PROPOSED MAXIMUM
        TITLE OF SECURITIES             AMOUNT BEING      OFFERING PRICE        AGGREGATE          AMOUNT OF
          BEING REGISTERED               REGISTERED          PER UNIT        OFFERING PRICE*   REGISTRATION FEE
Shares of beneficial interest par
 value $.01 per share...............       891,392             $9.66               N/A                $0



* The calculation of the maximum aggregate offering price was made pursuant to Rule 24e-2 and was based upon an offering price of $9.66 per share equal to the offering price of the Class A Shares of the Registrant as of the close of business on August 15, 1997 pursuant to Rule 457(d). The total number of shares redeemed during the fiscal year ended June 30, 1997 amounted to 1,129,308 shares. Of this number, no shares have been used for reduction pursuant to paragraph (a) of rule 24e-2 in all previous filings of post-effective amendments during the current year and 127,252 shares were used for reduction pursuant to paragraph (c) of Rule 24f-2 in all previous filings during the current year. 891,392 ($8,302,557) of the redeemed shares are being used for the reductions in the post-effective amendment being filed herein.


Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has previously registered an indefinite number of shares of beneficial interest, par value $.01 per share. The Registrant filed a notice under such Rule for its fiscal year ended June 30, 1997 on or about August 26, 1997.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             CROSS REFERENCE SHEET
                           (AS REQUIRED BY RULE 495)


N-1A ITEM NO.                                         LOCATION
----------------------------------------------------  ----------------------------------------
PART A
Item  1.    Cover Page..............................  Cover Page
Item  2.    Synopsis................................  Fund Expenses; Fund Highlights
Item  3.    Condensed Financial Information.........  Fund Expenses; Financial Highlights; How
                                                      the Fund Calculates Performance
Item  4.    General Description of Registrant.......  Cover Page; Fund Highlights; How the
                                                      Fund Invests; General Information
Item  5.    Management of Fund......................  Financial Highlights; How the Fund is
                                                      Managed; General Information;
                                                      Shareholder Guide
Item  5A.   Management's Discussion of Fund
            Performance.............................  Financial Highlights
Item  6.    Capital Stock and Other Securities......  Taxes, Dividends and Distributions;
                                                      General Information; Shareholder Guide
Item  7.    Purchase of Securities Being Offered....  Shareholder Guide; How the Fund Values
                                                      its Shares; How the Fund is Managed
Item  8.    Redemption or Repurchase................  Shareholder Guide; How the Fund Values
                                                      Its Shares; General Information
Item  9.    Pending Legal Proceedings...............  Not Applicable

PART B
Item  10.   Cover Page..............................  Cover Page
Item  11.   Table of Contents.......................  Table of Contents
Item  12.   General Information and History.........  Not Applicable
Item  13.   Investment Objectives and Policies......  Investment Objective and Policies;
                                                      Investment Restrictions
Item  14.   Management of the Fund..................  Trustees and Officers; Manager;
                                                      Distributor
Item  15.   Control Persons and Principal Holders of
            Securities..............................  Trustees and Officers
Item  16.   Investment Advisory and Other
            Services................................  Manager; Distributor; Custodian,
                                                      Transfer and Dividend Disbursing Agent
                                                      and Independent Accountants
Item  17.   Brokerage Allocation and Other
            Practices...............................  Portfolio Transactions
Item  18.   Capital Stock and Other Securities......  Not Applicable
Item  19.   Purchase, Redemption and Pricing of
            Securities Being Offered................  Purchase and Redemption of Fund Shares;
                                                      Shareholder Investment Account
Item  20.   Tax Status..............................  Taxes, Dividends and Distributions
Item  21.   Underwriters............................  Distributor
Item  22.   Calculation of Performance Data.........  Performance Information
Item  23.   Financial Statements....................  Financial Statements

PART C
      Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Post-Effective Amendment to the Registration Statement.

           THE BLACKROCK GOVERNMENT INCOME TRUST

--------------------------------------------------------------------------------


PROSPECTUS DATED AUGUST 29, 1997


--------------------------------------------------------------------------------

The BlackRock Government Income Trust (the Fund) is an open-end, diversified, management investment company whose investment objective is to provide low volatility of net asset value and high monthly income. The Fund seeks to achieve its objective by investing at least 65% of its total assets in fixed-income U.S. Government securities, including U.S. Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. See "How the Fund Invests--Investment Objective and Policies."


The Fund may also invest in high quality debt securities rated AAA by Standard & Poor's Ratings Group or Aaa by Moody's Investors Service, Inc., including fixed rate and adjustable rate mortgage-backed securities, asset-backed securities, corporate debt securities and money market instruments of a comparable short-term rating. The Fund may engage in various hedging and return enhancement strategies, including short-selling and leverage and use derivatives and reverse repurchase agreements and dollar rolls, which entail additional risks not usually associated with a government fund. See "How the Fund Invests--Hedging and Return Enhancement Strategies." An investment in the Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund's investment objective will be achieved. The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, 07102-4077, and its telephone number is (800) 225-1852.



This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated August 29, 1997, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above.

--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.
--------------------------------------------------------------------------------


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS
    The following summary is intended to highlight certain information contained in the Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

  WHAT IS THE BLACKROCK GOVERNMENT INCOME TRUST?

    The BlackRock Government Income Trust (the Fund) is a mutual fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, diversified, management investment company.

  WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

    The Fund's investment objective is to provide low volatility of net asset value and high monthly income. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 6.



  WHAT ARE THE FUND'S RISK FACTORS AND SPECIAL CHARACTERISTICS?


    The Fund seeks to achieve its objective by investing at least 65% of its total assets in fixed-income U.S. Government Securities, including U.S. Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund may also invest in high quality debt securities rated AAA by Standard & Poor's Ratings Group or Aaa by Moody's Investors Service, Inc., including fixed rate and adjustable rate mortgage-backed securities, asset-backed securities, corporate debt securities and money market instruments of comparable short-term ratings. The Fund's net asset value per share and the volatility of its portfolio securities will vary. See "How the Fund Invests--Other Investments and Policies" at page 8. The Fund may also engage in various hedging and return enhancement strategies, including short-selling and leverage, and use derivatives and reverse repurchase agreements and dollar rolls, which entail additional risks not usually associated with a government fund. See "How the Fund Invests--Hedging and Return Enhancement Strategies" at page 13. As with an investment in any mutual fund, an investment in this Fund can decrease in value and you can lose money.


  WHO MANAGES THE FUND?

    Prudential Investments Fund Management LLC (PIFM or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Fund's average daily net assets. As of July 31, 1997, PIFM served as manager or administrator to 62 investment companies, including 40 mutual funds, with aggregate assets of approximately $56.7 billion. See "How the Fund is Managed--Manager" at page 18. BlackRock Financial Management, Inc. (BFM or the Subadviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PIFM. See "How the Fund is Managed--Subadviser" at page 18.


  WHO DISTRIBUTES THE FUND'S SHARES?

    Prudential Securities Incorporated (Prudential Securities or PSI), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Fund's Class A and Class C shares and is currently reimbursed for expenses related to the distribution of Class A shares at the annual rate of up to .15 of 1% of the average daily net assets of the Class A shares and is paid a distribution and service fee with respect to the Class C shares which is currently being charged at the annual rate of .75 of 1% of the average daily net assets of the Class C shares. See "How the Fund is Managed--Distributor" at page 19.

  WHAT IS THE MINIMUM INVESTMENT?

    The minimum initial investment for Class A shares is $2,500 and is $5,000 for Class C shares. Thereafter, the minimum investment is $100 for both classes. There is no minimum investment requirement for certain retirement plans and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 24 and "Shareholder Guide--Shareholder Services" at page 32.


  HOW DO I PURCHASE SHARES?

    You may purchase shares of the Fund through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund, through its transfer agent, Prudential Mutual Fund Services LLC. (PMFS or the Transfer Agent) at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class C shares). In addition, shares of the Fund may be purchased through a dealer which has entered into a selected dealer agreement with the Fund's Distributor. See "How the Fund Values its Shares" at page 21 and "Shareholder Guide--How to Buy Shares of the Fund" at page 24.



  WHAT ARE MY PURCHASE ALTERNATIVES?

    The Fund offers two classes of shares:
    - Class A Shares: Sold with an initial sales charge of up to 3% of the offering price.
    - Class C Shares: Sold without an initial sales charge and, for one year after purchase, are subject to a 1% contingent deferred sales charge or CDSC on redemptions. Class C shares are subject to higher ongoing distribution-related expenses than Class A shares.
    You should understand that over time the deferred sales charge plus the distribution and service fee of the Class C shares will exceed the initial sales charge plus the distribution and service fee of the Class A shares.

    See "Shareholder Guide--Alternative Purchase Plan" at page 25.


  HOW DO I SELL MY SHARES?

    You may redeem your shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares" at page 29.



  HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?


    The Fund expects to declare daily and to pay monthly dividends of net investment income, if any, and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Fund at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 22.

                                 FUND EXPENSES

                                                                       CLASS A        CLASS C
                                                                       SHARES         SHARES
                                                                    -------------  -------------
SHAREHOLDER TRANSACTION EXPENSES+
    Maximum Sales Load Imposed on Purchases (as a percentage of
      offering price).............................................       3%            None
    Maximum Sales Load or Deferred Sales Load Imposed on
      Reinvested Dividends........................................      None           None
    Deferred Sales Load (as a percentage of original purchase
      price or redemption proceeds, whichever is lower)...........      None       1% during the
                                                                                    first year
                                                                                        and
                                                                                   0% thereafter
    Redemption Fees...............................................      None           None
    Exchange Fee..................................................      None           None


ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)                              CLASS A SHARES     CLASS C SHARES
                                                                    -----------------  -----------------
    Management Fees...............................................            .50%               .50%
    12b-1 Fees....................................................            .15%++             .75%++
    Other Expenses................................................            .91%               .91%
                                                                              ---                ---
    Total Fund Operating Expenses+++..............................           1.56%              2.16%
                                                                              ---                ---
                                                                              ---                ---



EXAMPLE                                                          1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                               -----------  -----------  -----------  -----------
You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each
time period:
    Class A..................................................   $      45    $      78    $     112    $     210
    Class C..................................................   $      32    $      68    $     116    $     249
You would pay the following expenses on the same investment, assuming no redemption:
    Class A..................................................   $      45    $      78    $     112    $     210
    Class C..................................................   $      22    $      68    $     116    $     249



   The above example with respect to Class A and Class C shares is based on data for the Fund's fiscal year ended June 30, 1997. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.



   The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" includes Trustees' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.

   ------------------------

   + Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Fund may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of the Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Fund may pay more in total sales charges than the economic equivalent of 6.25% of such shareholder's investment in such shares. See "How the Fund is Managed--Distributor."


   ++ Although the Class A and Class C Distribution and Service Plans provide that the Fund may pay a distribution fee of up to .30 of 1% per annum of the average daily net assets of the Class A shares and 1% per annum of the average daily net assets of the Class C shares, respectively, the Distributor has agreed to limit its distribution expenses with respect to the Class A shares to .15 of 1% of the average daily net assets of the Class A shares and to limit its distribution fees with respect to the Class C shares to no more than .75 of 1% of the average daily net assets of the Class C shares for the fiscal year ending June 30, 1998. Total Fund Operating Expenses without such limitations would be 1.71% for the Class A shares and 2.41% for the Class C shares. See "How the Fund is Managed--Distributor."



   +++ Total Fund Operating Expenses do not include interest expenses which vary from year to year based on the level of borrowings the Fund incurs. Total fund expenses including interest expense for the fiscal year ended June 30, 1997 were 3.45% and 4.05% for Class A shares and Class C shares, respectively.

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)

    The following financial highlights for the year ended June 30, 1997 have been audited by Price Waterhouse LLP, independent accountants, and for periods prior thereto by Deloitte & Touche LLP, independent auditors, whose reports thereon were unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class A and Class C share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services-- Reports to Shareholders."



                                                             CLASS A                                          CLASS C
                                -----------------------------------------------------------------   ----------------------------
                                                                                    SEPTEMBER 9,                     NOVEMBER 1,
                                                                                       1991(a)      YEAR ENDED JUNE    1994(d)
                                               YEAR ENDED JUNE 30,                     THROUGH            30,          THROUGH
                                --------------------------------------------------    JUNE 30,      ---------------   JUNE 30,
                                1997(c)     1996    1995(c)    1994(c)      1993        1992        1997(c)   1996     1995(c)
                                --------   -------  --------   --------   --------  -------------   -------   -----  -----------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period......................  $  9.28    $  9.37  $  9.29    $  9.67    $  10.07    $  10.00       $9.28    $9.37    $ 9.26
                                --------   -------  --------   --------   --------  -------------   -------   -----  -----------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income.........      .49        .51      .51        .45         .64         .57         .43      .45       .23
Net realized and unrealized
  gains (losses) on
  investments and foreign
  currency transactions.......      .08       (.06)     .09       (.35)       (.41)        .10         .08     (.06)      .21
                                --------   -------  --------   --------   --------  -------------   -------   -----  -----------
    Total from investment
      operations..............      .57        .45      .60        .10         .23         .67         .51      .39       .44
                                --------   -------  --------   --------   --------  -------------   -------   -----  -----------
LESS DISTRIBUTIONS
Dividends from net investment
  income......................     (.49)      (.51)    (.52)      (.40)       (.63)       (.57)       (.44)    (.46)     (.33)
Tax return of capital
  distributions...............     (.01)      (.03)      --       (.08)         --          --        (.01)    (.02)       --
Distributions in excess of net
  realized capital gains......       --         --       --         --          --        (.03)         --       --        --
                                --------   -------  --------   --------   --------  -------------   -------   -----  -----------
Total distributions...........     (.50)      (.54)    (.52)      (.48)       (.63)       (.60)       (.45)    (.48)     (.33)
                                --------   -------  --------   --------   --------  -------------   -------   -----  -----------
  Net asset value, end of
    period....................  $  9.35    $  9.28  $  9.37    $  9.29    $   9.67    $  10.07       $9.34    $9.28    $ 9.37
                                --------   -------  --------   --------   --------  -------------   -------   -----  -----------
                                --------   -------  --------   --------   --------  -------------   -------   -----  -----------
TOTAL RETURN(f):..............     6.22%      4.98%    6.55%      1.02%       2.40%       6.69%       5.55%    4.31%     4.65%
                                --------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000).......................  $29,116    $37,049  $46,450    $69,912    $113,623    $143,856         $16      $66    $7,121(e)
                                --------
Average net assets (000)......  $33,235    $42,598  $56,395    $91,849    $131,371    $134,585         $94      $33    $1,335(e)
                                --------
Ratios to average net assets:
  Total expenses..............     3.45%      3.74%    2.19%      1.89%       1.94%       1.34%(b)    4.05%    4.10%     2.24%(b)
  Operating Expenses,
    including distribution
    fees......................     1.56%      1.47%    1.31%      1.17%       1.05%       1.03%(b)    2.16%    2.07%     1.91%(b)
  Operating Expenses,
    excluding distribution
    fees......................     1.41%      1.32%    1.16%      1.05%        .95%        .93%(b)    1.41%    1.32%     1.16%(b)
  Net investment income.......     5.23%      5.51%    5.49%      4.94%       6.71%       6.95%(b)    4.63%    4.91%     4.89%(b)
Portfolio turnover rate.......      225%       173%     254%       209%        228%        137%        225%     173%      254%



                                                                                                            AVERAGE AMOUNT OF
    BORROWINGS:                             AMOUNT OF DEBT      AVERAGE AMOUNT OF     AVERAGE NUMBER OF      DEBT PER SHARE
                                          OUTSTANDING AT END    DEBT OUTSTANDING     SHARES OUTSTANDING    OUTSTANDING DURING
    PERIOD ENDED                           OF PERIOD (000)     DURING PERIOD (000)   DURING PERIOD (000)         PERIOD
----------------------------------------  ------------------   -------------------   -------------------   -------------------
   June 30, 1997........................       $ 7,625               $10,695               $ 3,571                $2.99
   June 30, 1996........................         9,008                15,626                 4,550                 3.43
   June 30, 1995........................        19,872                 9,130                 6,389                 1.43
   June 30, 1994........................         8,300                18,840                10,234                 1.84
   June 30, 1993........................        24,386                34,892                13,517                 2.58
   June 30, 1992........................        20,109                 9,939                13,458                  .74


   ------------------------------------


(a)        Commencement of investment operations.
(b)        Annualized.
(c)        Calculated based upon weighted average shares outstanding during the period.
(d)        Commencement of offering of Class C shares.
(e)        Figures are actual and not rounded to nearest thousand.
(f)        Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.

                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES

  THE INVESTMENT OBJECTIVE OF THE FUND IS TO PROVIDE LOW VOLATILITY OF NET ASSET VALUE AND HIGH MONTHLY INCOME. THE FUND SEEKS TO ACHIEVE THIS OBJECTIVE BY INVESTING UNDER NORMAL CIRCUMSTANCES AT LEAST 65% OF ITS TOTAL ASSETS IN FIXED-INCOME U.S. GOVERNMENT SECURITIES, INCLUDING U.S. TREASURY BILLS, NOTES, BONDS AND OTHER DEBT SECURITIES ISSUED BY THE U.S. TREASURY, AND OBLIGATIONS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES AND INSTRUMENTALITIES, INCLUDING, BUT NOT LIMITED TO, GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA), FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) AND FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) SECURITIES. NEITHER THE VALUE NOR THE YIELD OF THE FUND'S SHARES OR OF THE U.S. GOVERNMENT SECURITIES WHICH MAY BE INVESTED IN BY THE FUND IS GUARANTEED BY THE U.S. GOVERNMENT. There can be no assurance that the Fund will be able to achieve its investment objective. See "Investment Objective and Policies" in the Statement of Additional Information.


  WITH RESPECT TO THE REMAINING 35% OF ITS ASSETS, THE FUND MAY INVEST IN, AMONG OTHER PRIVATELY ISSUED INSTRUMENTS, FIXED RATE AND ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES, ASSET-BACKED SECURITIES AND CORPORATE DEBT SECURITIES RATED AAA BY STANDARD & POOR'S RATINGS GROUP (S&P) OR AAA BY MOODY'S INVESTORS SERVICE, INC. (MOODY'S) AND MONEY MARKET INSTRUMENTS OF A COMPARABLE SHORT-TERM RATING. UP TO 20% OF THE FUND'S TOTAL ASSETS MAY BE INVESTED IN SECURITIES WHICH ARE UNRATED BUT DEEMED TO BE OF COMPARABLE CREDIT QUALITY BY THE FUND'S INVESTMENT ADVISER. UP TO 10% OF THE FUND'S TOTAL ASSETS MAY BE INVESTED IN FOREIGN SECURITIES, INCLUDING MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES ISSUED BY FOREIGN ENTITIES WHICH ARE OF COMPARABLE CREDIT QUALITY. The Fund may also engage in various hedging strategies, including utilizing derivatives, to increase investment return and/or protect against interest rate changes and thus maintain the stability of its net asset value. See "Hedging and Return Enhancement Strategies" below.



  As with an investment in any mutual fund, an investment in this Fund can decrease in value and you can lose money.


  THE FUND'S INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY WHICH MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SECURITIES, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940 (THE INVESTMENT COMPANY ACT). FUND POLICIES THAT ARE NON-FUNDAMENTAL MAY BE CHANGED BY THE TRUSTEES.

  The Fund's net asset value per share may increase or decrease for many reasons. These include increases and decreases in the market prices of the Fund's portfolio securities, the success or failure (and the associated costs) of investment strategies employed by the investment adviser in seeking to achieve the Fund's investment objective, and the payment (whether in cash or shares) of dividends and distributions.

  Market prices of portfolio securities change in response to changes in market interest rates generally, with the prices of securities having a longer maturity or duration being more volatile than those having a shorter maturity or duration; changes in differentials in yields among various kinds of U.S. Government securities; and changes in the creditworthiness or perceived creditworthiness of the issuer. Market price volatility also arises from certain terms of specific securities, such as the length of time to the next coupon reset date, the payment characteristics and the dollar-weighted average life. Certain types of securities (especially mortgage- and asset-backed instruments) may have less predictable cashflows and may have longer or shorter effective maturities, and thus greater price volatility, than anticipated at the time they were purchased. See "Other Investments and Policies--Risk Factors Relating to Investing in Mortgage-Backed and Asset-Backed Securities" below.

  Investment strategies employed by the investment adviser result from its continuous evaluation of the appropriate composition of the portfolio as a whole. The investment adviser's efforts to change or modify the portfolio composition are made in response to (i) cash inflows and outflows resulting from purchases and redemptions, (ii) current market conditions and (iii) the investment adviser's view of future market developments. The investment adviser may employ certain strategies, such as options, futures and derivative instruments, which may magnify or minimize the volatility of the Fund's net asset value per share depending in large measure on the success of the investment adviser in correlating the investment strategies with actual market developments. Specific risks associated with these instruments are discussed under "Hedging and Return Enhancement Strategies" below.

  The Fund seeks to achieve low volatility of net asset value by investing in a diversified portfolio of securities which the investment adviser believes will, in the aggregate, be resistant to significant fluctuations in market value. The Fund will seek to achieve a volatility of net asset value that will be similar to that of a portfolio that invests exclusively in fixed-income securities of comparable credit quality with maturities of approximately two years. The Fund expects that under normal circumstances the dollar-weighted average life (or period until the next reset date) of the Fund's portfolio securities will be approximately five years. There can be no assurance, however, that the Fund will achieve its investment objective or that the strategies used by the investment adviser will not magnify rather than limit volatility or decreases in value.

U.S. GOVERNMENT SECURITIES

  UNDER NORMAL CIRCUMSTANCES, THE FUND WILL INVEST AT LEAST 65% OF ITS TOTAL ASSETS IN FIXED-INCOME U.S. GOVERNMENT SECURITIES, INCLUDING U.S. TREASURY SECURITIES, SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES OR INSTRUMENTALITIES AND MORTGAGE-RELATED SECURITIES ISSUED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES.

  U.S. TREASURY SECURITIES

  THE FUND WILL INVEST IN U.S. TREASURY SECURITIES, INCLUDING BILLS, NOTES, BONDS AND OTHER DEBT SECURITIES ISSUED BY THE U.S. TREASURY. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

  SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND
INSTRUMENTALITIES


  THE FUND WILL INVEST IN SECURITIES ISSUED BY AGENCIES OF THE U.S. GOVERNMENT OR INSTRUMENTALITIES OF THE U.S. GOVERNMENT, INCLUDING, BUT NOT LIMITED TO, GNMA, FNMA AND FHLMC SECURITIES. Obligations of GNMA, the Farmers Home Administration and the Export-Import Bank are backed by the "full faith and credit" of the United States. In the case of securities not backed by the "full faith and credit" of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Such securities include obligations issued by FNMA and FHLMC, each of which may borrow under certain conditions from the U.S. Treasury to meet its obligations, although the U.S. Treasury is under no obligation to lend to FNMA or FHLMC. GNMA, FNMA and FHLMC investments may also include collateralized mortgage obligations. See "Other Investments and Policies".


  MORTGAGE-RELATED SECURITIES ISSUED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES

  THE FUND WILL INVEST IN MORTGAGE-BACKED SECURITIES, INCLUDING THOSE REPRESENTING AN UNDIVIDED OWNERSHIP INTEREST IN A POOL OF MORTGAGES, E.G., GNMA, FNMA AND FHLMC CERTIFICATES. The U.S. Government or the issuing agency guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. See "Investment Objective and Policies--U.S. Government Securities" in the Statement of Additional Information. These certificates are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. See "Other Investments and Policies--Mortgage-Backed Securities".


  In addition to GNMA, FNMA or FHLMC certificates, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, the Fund may invest in mortgage pass-through securities, where all interest payments go to one class of holders (Interest Only Securities or IOs) and all principal payments go to a second class of holders (Principal Only Securities or POs). These securities are commonly referred to as mortgage-backed security strips or MBS strips. The yields to maturity on IOs and POs are sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected.

OTHER INVESTMENTS AND POLICIES

  UNDER NORMAL CIRCUMSTANCES, THE FUND MAY INVEST UP TO 35% OF ITS TOTAL ASSETS IN THE FOLLOWING PRIVATELY ISSUED INSTRUMENTS RATED AAA BY S&P OR AAA BY MOODY'S OR HAVING A COMPARABLE SHORT-TERM RATING: (i) fixed rate and adjustable rate mortgage-backed securities, including collateralized mortgage obligations, multi-class pass-through securities and stripped mortgage-backed securities,
(ii) asset-backed securities, (iii) corporate debt securities (if unrated, deemed to be of comparable credit quality by the Fund's investment adviser) and
(iv) money market instruments, including bank obligations, Eurodollar certificates of deposit, obligations of savings institutions, fully insured certificates of deposit and commercial paper (if unrated, issued by a company having an outstanding debt issue rated AAA by S&P or Aaa by Moody's).

  UP TO 20% OF THE FUND'S TOTAL ASSETS MAY BE INVESTED IN SECURITIES WHICH ARE UNRATED BUT DEEMED BY THE FUND'S INVESTMENT ADVISER TO BE COMPARABLE IN CREDIT QUALITY TO SECURITIES RATED AAA BY S&P OR AAA BY MOODY'S AND UP TO 10% OF ITS TOTAL ASSETS MAY BE INVESTED IN FOREIGN SECURITIES OF COMPARABLE CREDIT QUALITY. THE FUND MAY INVEST UP TO 5% OF ITS TOTAL ASSETS IN MUNICIPAL OBLIGATIONS AND IN ZERO COUPON SECURITIES, INCLUDING ZERO COUPON U.S. TREASURY SECURITIES. If a portfolio security held by the Fund is assigned a lower rating or ceases to be rated or of comparable credit quality to securities rated AAA by S&P or Aaa by Moody's, the investment adviser will reassess whether the Fund should continue to hold the security.

MORTGAGE-BACKED SECURITIES

  Mortgage-Backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. The term Mortgage-Backed securities, as used herein, includes adjustable rate mortgage securities and derivative mortgage products such as collateralized mortgage obligations, stripped Mortgage-Backed securities and other products described below.


  There are currently three basic types of Mortgage-Backed securities: (i) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA, FNMA and FHLMC, described under "Investment Objective and Policies--U.S. Government Securities" above; (ii) those issued by private issuers that represent an interest in or are collateralized by Mortgage-Backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or Mortgage-Backed securities without a government guarantee but usually having some form of private credit enhancement.

ADJUSTABLE RATE MORTGAGE SECURITIES

  Adjustable rate mortgage securities (ARMs) are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve, thirteen, thirty-six or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

  ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then outstanding principal balance of the ARM.

PRIVATE MORTGAGE PASS-THROUGH SECURITIES


  Private mortgage pass-through securities are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of GNMA, FNMA and FHLMC, such securities generally are structured with one or more types of credit enhancement. Types of credit enhancements are described under "Asset-Backed Securities".


COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS PASS-THROUGH SECURITIES

  Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC Certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (REMIC). All future references to CMOs shall also be deemed to include REMICs.

  In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on Mortgage-Backed securities.

  The Fund also may invest in, among other things, parallel pay CMOs and Planned Amortization Class CMOs (PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

  In reliance on rules and on interpretations of the Securities and Exchange Commission (SEC), the Fund's investments in certain qualifying CMOs and REMICs are not subject to the Investment Company Act's limitation on acquiring interests in other investment companies. See "Investment Objective and Policies--Other Investments" in the Statement of Additional Information. CMOs and REMICs issued by an agency or instrumentality of the U.S. Government are considered U.S. Government securities for purposes of this Prospectus.

STRIPPED MORTGAGE-BACKED SECURITIES

  Stripped Mortgage-Backed securities or MBS strips are derivative multi-class mortgage securities. In addition to MBS strips issued by agencies or instrumentalities of the U.S. Government, the Fund may purchase MBS strips issued by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. See "Investment Objective and Policies--U.S. Government Securities--Mortgage-Related Securities Issued by U.S. Government Agencies and Instrumentalities" above.

ASSET-BACKED SECURITIES

  The securitization techniques used to develop Mortgage-Backed securities are also applied to a broad range of other assets. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the CMO structure. The Fund may invest in these and other types of Asset-Backed securities that may be developed in the future.

  New instruments and variations of existing Mortgage-Backed securities and Asset-Backed securities continue to be developed. The Fund may invest in any such instruments or variations as may be developed, to the extent consistent with its investment objective and policies and applicable regulatory requirements.

TYPES OF CREDIT ENHANCEMENT

  Mortgage-Backed securities and Asset-Backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. The Fund will not pay any additional fees for credit support, although the existence of credit support may increase the price of a security.

RISK FACTORS RELATING TO INVESTING IN MORTGAGE-BACKED AND ASSET-BACKED
SECURITIES

  The yield characteristics of Mortgage-Backed and Asset-Backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Moreover, slower than expected prepayments may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally lead to increased volatility of net asset value because they tend to fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities. The Fund may invest a portion of its assets in derivative Mortgage-Backed securities such as Stripped Mortgage-Backed securities which are highly sensitive to changes in prepayment and interest rates. The investment adviser will seek to manage these risks (and potential benefits) by diversifying its investments in such securities and through hedging techniques.

  Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Asset-Backed securities, although less likely to experience the same prepayment rates as Mortgage-Backed securities, may respond to certain of the same factors influencing prepayments, while at other times different factors will predominate. Mortgage-Backed securities and Asset-Backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

  Asset-Backed securities involve certain risks that are not posed by Mortgage-Backed securities, resulting mainly from the fact that Asset-Backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.

CORPORATE DEBT SECURITIES

  The Fund may purchase corporate debt securities rated AAA by S&P or Aaa by Moody's or, if unrated, deemed to be of comparable credit quality by the Fund's investment adviser. These debt securities may have adjustable or fixed rates of interest and in certain instances may be secured by assets of the issuer. Adjustable rate corporate debt securities may have features similar to those of adjustable rate Mortgage-Backed securities, but corporate debt securities, unlike Mortgage-Backed securities, are not subject to prepayment risk other than through contractual call provisions which generally impose a penalty for prepayment. Fixed rate debt securities may also be subject to call provisions.

FOREIGN SECURITIES

  The Fund may invest up to 10% of its total assets in foreign securities, including Mortgage-Backed securities and Asset-Backed securities issued by foreign entities.

  Investments in foreign securities involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. See "Investment Objective and Policies-- Other Investments--Foreign Securities" in the Statement of Additional Information.

MUNICIPAL OBLIGATIONS

  The Fund may invest up to 5% of its total assets in Municipal Obligations (consisting of Municipal Bonds, Municipal Notes and Municipal Commercial Paper) rated in the highest rating category by Moody's or S&P. The Municipal Obligations in which the Fund may invest include "zero coupon" Municipal Obligations. Any Municipal Obligation which depends directly or indirectly on the credit of the U.S. Government shall be considered to have the highest rating by Moody's and S&P. See "Investment Objective and Policies--Other Investments--Municipal Obligations" in the Statement of Additional Information.

ZERO COUPON SECURITIES

  The Fund may invest up to 5% of its total assets in "zero coupon" securities, including U.S. Treasury bills, notes and bonds which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. See "Investment Objective and Policies--Other Investments--Zero Coupon Treasury Securities" in the Statement of Additional Information.

ILLIQUID SECURITIES


  The Fund may hold up to 15% of its net assets in illiquid securities including repurchase agreements having maturities of more than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Restricted securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act) and privately placed commercial paper that have a readily available market are not considered illiquid for purposes of this limitation. Investing in Rule 144A securities could, however, have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing these securities. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. The Fund will also treat POs and IOs as illiquid securities except for POs and IOs issued by U.S. Government agencies and instrumentalities, whose liquidity is monitored by the investment adviser subject to the supervision of the Trustees.


  The staff of the SEC has taken the position that purchased over-the-counter options and the assets used as "cover" for written over-the-counter options are illiquid securities unless the Fund and the counterparty have provided for the Fund at the Fund's option to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."

  When the Fund enters into interest rate swaps on other than a net basis, the entire amount of the Fund's obligations, if any, with respect to such interest rate swaps will be treated as illiquid. To the extent that the Fund enters into interest rate swaps on a net basis, the net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be treated as illiquid. See "Investment Objective and Policies--Other Investments--Illiquid Securities" in the Statement of Additional Information.

REPURCHASE AGREEMENTS

  The Fund may enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The repurchase date is usually within a day or two of the original purchase, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the security. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. In the event of a default or bankruptcy of a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligations to repurchase are less than the repurchase price, the Fund will suffer a loss. See "Investment Objective and Policies--Other Investment Strategies--Repurchase Agreements" in the Statement of Additional Information.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS


  From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. The securities so purchased are subject to market fluctuations and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities, the value may be more or less than the purchase price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Fund's net asset value. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments will be established and maintained with the custodian. Subject to this requirement, the Fund may purchase securities on such basis without limit. See "Investment Objective and Policies--Other Investment Strategies--When-Issued and Delayed Delivery Securities" in the Statement of Additional Information.


HEDGING AND RETURN ENHANCEMENT STRATEGIES


  THE FUND MAY ENGAGE IN VARIOUS INVESTMENT TECHNIQUES, INCLUDING UTILIZING DERIVATIVES, REVERSE REPURCHASE AGREEMENTS, DOLLAR ROLLS, PURCHASING AND SELLING CALL AND PUT OPTIONS, ENTERING INTO INTEREST RATE FUTURES CONTRACTS AND RELATED OPTIONS, ENGAGING IN SHORT-SELLING, PURCHASING EURODOLLAR INSTRUMENTS, INTEREST RATE TRANSACTIONS AND LENDING PORTFOLIO SECURITIES IN AN EFFORT TO INCREASE INVESTMENT RETURN AND/OR TO HEDGE AGAINST CHANGES IN INTEREST RATES AND THUS MAINTAIN THE STABILITY OF ITS NET ASSET VALUE. The Fund, and thus investors, may lose money through any unsuccessful use of these strategies. The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed.


SHORT SALES

  The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund expects to make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility.

  When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.


  Until the Fund replaces a borrowed security, the Fund will maintain daily a segregated account, containing cash or other liquid assets, at such a level that
(i) the amount deposited in the account plus any cash or other liquid assets deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

  If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

  The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its net assets or the Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

LENDING OF PORTFOLIO SECURITIES


  Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to certain notice provisions described in the Statement of Additional Information), and are at all times secured by cash or other liquid assets or an irrevocable letter of credit in favor of the Fund. The cash or other liquid assets will be maintained in a segregated account pursuant to applicable regulations and will at least equal the market value, determined daily, of the loaned securities.


REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

  The Fund may use reverse repurchase agreements and dollar rolls as part of its investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities.


  The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.



  The Fund will establish a segregated account with its custodian in which it will maintain cash or other liquid assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.



  Reverse repurchase agreements and dollar rolls are speculative techniques involving leverage and are considered borrowings by the Fund for purposes of the percentage limitations applicable to borrowings. See "Borrowing." Under normal market conditions the Fund expects to engage in reverse repurchase agreements and dollar rolls with respect to approximately 15% of the Fund's total assets.

OPTIONS TRANSACTIONS

  The Fund may purchase put and call options on U.S. Government securities and Mortgage-Backed securities. The Fund may purchase a put option in an effort to protect the value of a security which it owns against a substantial decline in market value (protective puts), if the Fund's investment adviser believes that a defensive posture is warranted for a portion of the portfolio.

  The Fund may wish to protect certain portfolio securities against a decline in market value at a time when put options on those particular securities are not available for purchase. The Fund may therefore purchase a put option on securities other than those it wishes to protect even though it does not hold such other securities in its portfolio. While changes in the value of the put option should generally offset changes in the value of the securities being hedged, the correlation between the two values may not be as close in these transactions as in transactions in which the Fund purchases a put option on an underlying security it owns.

  The Fund may purchase call options on securities it intends to acquire in order to hedge against an anticipated market appreciation in the price of the underlying securities at limited risk and with a limited cash outlay. If the market price does rise as anticipated, the Fund will benefit from that rise but only to the extent that the rise exceeds the premiums paid. If the anticipated rise does not occur or if it does not exceed the premium, the Fund will bear the expense of the option premiums and transaction costs without gaining an offsetting benefit.

  The Fund's ability to purchase put and call options may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code) for qualification as a regulated investment company. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

  All options purchased by the Fund will be traded on a U.S. securities exchange or will be purchased or sold by a primary government securities dealer recognized by the Federal Reserve Bank of New York (OTC options). While exchange-traded options are in effect guaranteed by The Options Clearing Corporation, the Fund relies on the dealer from whom it purchases an OTC option to perform if the option is exercised. The Fund's investment adviser monitors the creditworthiness of dealers with whom the Fund enters into OTC option transactions under the general supervision of the Fund's Trustees. See "Investment Objective and Policies--Other Investment Strategies--Option and Futures Transactions" in the Statement of Additional Information.

TRANSACTIONS IN FUTURES CONTRACTS AND OPTIONS THEREON

  The Fund may purchase and sell interest rate futures contracts on U.S. Government securities and Mortgage-Backed securities (futures contracts) that are traded on U.S. commodity exchanges. A futures contract on such securities, other than GNMAs which are cash settled, is an agreement to purchase or sell an agreed amount of such securities at a set price for delivery on an agreed future date. The Fund may purchase a futures contract as a hedge against an anticipated decline in interest rates, and resulting increase in market price, in securities the Fund intends to acquire. The Fund may sell a futures contract as a hedge against an anticipated increase in interest rates, and resulting decline in market price, in securities the Fund owns.

  The Fund may also purchase call and put options on futures contracts on U.S. Government securities and Mortgage-Backed securities that are traded on U.S. commodity exchanges. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon the exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.


  The Fund's ability to enter into and close out futures contracts and options thereon may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company. The Fund will not purchase an option if, as a result of such purchase, more than 20% of its total assets would be invested in premiums for options and options on futures. In addition, the Fund may not purchase or sell futures contracts or options thereon for non-hedging purposes if immediately thereafter the sum of the amount of initial margin deposits on the Fund's futures positions and premiums paid for options thereon would exceed 5% of the liquidation value of the Fund's total assets, after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5% limitation. However, there is no overall limitation on the percentage of the Fund's assets which may be subject to a hedge position.

  The Fund will purchase and sell futures contracts primarily to hedge its actual or anticipated holdings of U.S. Government and Mortgage-Backed securities. There is generally an inverse relationship between interest rates and bond prices. Generally, when interest rates increase, bond prices will decline; when interest rates decline, bond prices will increase. For example, if the Fund holds cash reserves or short-term debt securities at a time that interest rates are expected to decline, the Fund might purchase futures contracts as a hedge against anticipated increases in the price of the U.S. Government securities that the Fund intends to acquire (an anticipatory hedge).

  CHARACTERISTICS AND PURPOSE OF OPTIONS ON FUTURES CONTRACTS ON U.S. GOVERNMENT SECURITIES AND MORTGAGE-BACKED SECURITIES. The Fund will purchase put options on futures contracts primarily to hedge its portfolio of U.S. Government and Mortgage-Backed securities against the risk of rising interest rates, and the consequent decline in the prices of U.S. Government and Mortgage-Backed securities it owns. The Fund will purchase call options on futures contracts to hedge the Fund's portfolio against a possible market advance at a time when the Fund is not fully invested in U.S. Government and Mortgage-Backed securities (other than Treasury Bills).


  RISK CONSIDERATIONS. Participation in the options or futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The Fund, and thus investors, may lose money through any unsuccessful use of these strategies. If the adviser's predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, futures contracts and options on futures contracts include (1) dependence on the adviser's ability to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell the security at a disadvantageous time, due to the requirement that the Fund maintain "cover" or segregate securities in connection with hedging transactions. See "Investment Objective and Policies" and "Taxes, Dividends and Distributions" in the Statement of Additional Information.


  There is no assurance that a liquid secondary market will exist for futures contracts and options thereon in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent the Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.

EURODOLLAR INSTRUMENTS

  The Fund may also from time to time purchase Eurodollar instruments traded on the Chicago Mercantile Exchange. Eurodollar instruments are essentially U.S. dollar denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (LIBOR). Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund intends to use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps are linked. See "Interest Rate Transactions."

INTEREST RATE TRANSACTIONS

  The Fund may enter into interest rate swaps. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating rate payments for fixed rate payments. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment.

  See "Investment Objective and Policies--Other Investment Strategies--Interest Rate Transactions" in the Statement of Additional Information.

BORROWING


  The Fund may borrow from banks and enter into reverse repurchase agreements or dollar rolls of up to 33 1/3% of the value of its total assets (computed at the time the loan is made) to take advantage of investment opportunities and for temporary, extraordinary or emergency purposes. See "Reverse Repurchase Agreements and Dollar Rolls" above. The Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. If the Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the Fund's shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative characteristic known as "leverage." Under normal market conditions, the Fund expects to engage in borrowing with respect to approximately 15% of the Fund's total assets.


PORTFOLIO TURNOVER


  The Fund has no fixed policy with respect to portfolio turnover. The Fund does not expect to trade in securities for short-term gain. The portfolio turnover rate for the fiscal year ended June 30, 1997 was 225% due to market volatility. The investment adviser expects that, under normal circumstances, the Fund's annual portfolio turnover rate will not exceed 200%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. While the Fund will pay commissions in connection with its options and futures transactions, the other securities in which the Fund invests are generally traded on a "net" basis with dealers acting as principals for their own account without a stated commission. Nevertheless, high portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs which will be borne directly by the Fund. See "Portfolio Transactions" in the Statement of Additional Information.


INVESTMENT RESTRICTIONS

  The Fund is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED

  THE TRUSTEES OF THE FUND, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


  For the fiscal year ended June 30, 1997, total expenses as a percentage of average net assets of the Class A and Class C shares were 3.45% and 4.05%, respectively. See "Fund Expenses" and "Financial Highlights."


MANAGER


  PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE FUND'S AVERAGE DAILY NET ASSETS. PIFM is organized in New York as a limited liability company. It is the successor to Prudential Mutual Fund Management, Inc., which transferred its assets to PIFM in September 1996. See "Manager" in the Statement of Additional Information.



  For the fiscal year ended June 30, 1997, the Fund paid management fees to PMF of .50 of 1% of the Fund's average net assets.



  As of July 31, 1997, PIFM served as the manager of 40 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $56.7 billion.



  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PIFM MANAGES THE INVESTMENT OPERATIONS OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information. PIFM is a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.


SUBADVISER


  UNDER A SUBADVISORY AGREEMENT AMONG THE FUND, PIFM AND BLACKROCK FINANCIAL MANAGEMENT, INC. (BFM OR THE SUBADVISER), BFM FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND'S PORTFOLIO AND IS COMPENSATED BY PIFM FOR ITS SERVICES AT THE RATE OF .25 OF 1% OF THE FUND'S AVERAGE DAILY NET ASSETS. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises BFM's performance of such services.



  For the fiscal year ended June 30, 1997, the Subadviser received advisory fees of .25 of 1% of the Fund's average daily net assets from PIFM.



  The Subadviser is a Delaware corporation and a wholly-owned subsidiary of PNC Asset Management Group, Inc., which is a wholly-owned subsidiary of PNC Bank, N.A. (PNC), a commercial bank. PNC is a wholly-owned indirect subsidiary of PNC Bank Corp., a bank holding company. The Subadviser serves as investment adviser to fixed-income investors in the U.S. and overseas through funds and private accounts with combined total assets of over $50 billion, of which approximately $17 billion represent investment company assets.


  Scott Amero, an employee of the Subadviser, is responsible for the day-to-day management of the Fund's portfolio. Mr. Amero has managed the Fund's portfolio since its inception in September 1991 and has been employed by BFM as a portfolio manager since 1990. Prior to joining BlackRock in 1990, Mr. Amero was a vice-president in Fixed Income Research at The First Boston Corporation. BFM, however, applies a team approach to portfolio management and several BlackRock professionals, including Robert Kapito and Keith Anderson, are responsible for the longer term strategies and major transactions for the Fund's portfolio.

DISTRIBUTOR


  PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES, PSI OR THE DISTRIBUTOR), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS A AND CLASS C SHARES OF THE FUND. IT IS AN INDIRECT, WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL.



  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), PRUDENTIAL SECURITIES INCURS THE EXPENSES OF DISTRIBUTING THE FUND'S CLASS A AND CLASS C SHARES. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.


  Under the Class C Plan, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred, as is the case under the Class A Plan. If the Distributor's expenses under the Class C Plan exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses under the Class C Plan. If the Distributor's expenses under the Class C Plan are less than such distribution and service fees, it will retain its full fees and realize a profit.


  UNDER THE CLASS A PLAN, THE FUND REIMBURSES PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED EXPENSES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. It is expected that, in the case of Class A shares, proceeds from the distribution fee will be used primarily to pay an account servicing fee to financial advisers. The Distributor has agreed to limit its distribution expenses under the Class A Plan to .15 of 1% of the average daily net assets of the Class A shares for the fiscal year ending June 30, 1998.



  UNDER THE CLASS C PLAN, THE FUND MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS C SHARES AT AN ANNUAL RATE OF UP TO 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS C SHARES. The Class C Plan provides for the payment to Prudential Securities of (i) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class C shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. Prudential Securities has agreed to limit its distribution-related fees payable under the Class C Plan to .75 of 1% of the average daily net assets of the Class C shares for the fiscal year ending June 30, 1998. Prudential Securities also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."



  For the fiscal year ended June 30, 1997, the Fund paid distribution expenses of .15% and .75% of the average daily net assets of the Class A and Class C shares, respectively. The Fund records all payments made under the Plans as expenses in the calculation of net investment income.

  Distribution expenses attributable to the sale of Class A or Class C shares of the Fund will be allocated to each such class based upon the ratio of sales of each such class to the sales of Class A or Class C shares of the Fund other than expenses allocated to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.


  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Trustees of the Fund, including a majority of the Trustees who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Trustees), vote annually to continue the Plan. Each Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the outstanding shares of the applicable class of the Fund.

  In addition to distribution and service fees paid by the Fund under the Class A and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers (including Prudential Securities) and other persons who distribute shares of the Fund. Such payments may be calculated by reference to the net asset value of the shares sold by such persons or otherwise.

  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (the NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

  On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the NASD to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

  Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

  In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.


  For more detailed information concerning the foregoing matters, see "Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling (800) 225-1852.


  The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

  Prudential Securities may act as broker and/or futures commission merchant for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts, 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.


  Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and in those capacities maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PIFM. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.


                         HOW THE FUND VALUES ITS SHARES

  THE FUND'S NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE FUND'S NAV TO BE AS OF 4:15 P.M., NEW YORK TIME.


  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Trustees. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. See "Net Asset Value" in the Statement of Additional Information.



  The Fund will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Fund or days on which changes in the value of the Fund's portfolio securities do not materially affect the NAV.


  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. As long as the Fund declares dividends daily, the NAV of the Class A and Class C shares will generally be the same. It is expected, however, that the Fund's dividends will differ by approximately the amount of the distribution-related expense accrual differential among the classes.

                      HOW THE FUND CALCULATES PERFORMANCE


  FROM TIME TO TIME THE FUND MAY ADVERTISE ITS YIELD, AVERAGE ANNUAL TOTAL RETURN AND AGGREGATE TOTAL RETURN IN ADVERTISEMENTS AND SALES LITERATURE. YIELD AND TOTAL RETURN ARE CALCULATED SEPARATELY FOR CLASS A AND CLASS C SHARES. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The yield refers to the income generated by an investment in the Fund over a one-month or 30-day period. This income is then "annualized" that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the 30-day period. The total return shows how much an investment in the Fund would have increased (decreased) over a specified period of time, (I.E., one, five or ten years or since inception of the Fund) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. The aggregate total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. Average annual total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither average annual total return nor aggregate total return takes into account any federal or state income taxes which may be payable upon redemption. The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information will be contained in the Fund's annual and semi-annual reports to shareholders which may be obtained without cost. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."


                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUND


  THE FUND HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE FUND WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND NET CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.


  The Fund may incur foreign income taxes in the event that it does invest in foreign securities. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

  Under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Fund will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

TAXATION OF SHAREHOLDERS


  Any dividends out of net investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for most capital assets held by individuals is currently 20%. The maximum long-term capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.


  The Fund has obtained an opinion of counsel to the effect that the exchange of Class C shares for Class A shares does not constitute a taxable event for federal income tax purposes. However, such opinion is not binding on the Internal Revenue Service.

  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes.

WITHHOLDING TAXES


  Under the Internal Revenue Code, the Fund is required to withhold and remit to the U.S. Treasury 31% of dividends and capital gain income and redemption proceeds on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. For shareholders who are otherwise subject to backup withholding under federal income tax law, only dividends and capital gains distributions are subject to withholding. Dividends of net investment income and short-term capital gains to a foreign shareholder will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).



  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.


DIVIDENDS AND DISTRIBUTIONS


  THE FUND EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF ANY NET CAPITAL GAINS. Dividends paid by the Fund with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class will bear its own distribution charges, generally resulting in lower dividends for Class C shares. Distributions of net capital gains, if any, will be paid in the same amount for Class A and Class C shares. See "How the Fund Values its Shares." For federal income tax purposes, the Fund had a capital loss carryforward at June 30, 1997 of approximately $3,793,000 of which $559,000 expires in 2001, $2,044,000 expires in 2002, $742,000 expires in 2003, and $448,000 expires in
2004. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amount.



  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL FUND SHARES, BASED ON THE NAV ON THE RECORD DATE OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services LLC, Attention:
Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.



  IF YOU BUY SHARES ON OR BEFORE THE RECORD DATE (THE DATE THAT MEASURES WHO RECEIVES THE DIVIDEND), YOU WILL RECEIVE A PORTION OF THE MONEY YOU INVESTED AS A TAXABLE DIVIDEND. THEREFORE, YOU SHOULD CONSIDER THE TIMING OF DIVIDENDS WHEN BUYING SHARES OF THE FUND.


                              GENERAL INFORMATION

DESCRIPTION OF SHARES

  THE FUND, ORGANIZED AS AN UNINCORPORATED BUSINESS TRUST UNDER THE LAWS OF MASSACHUSETTS, IS A TRUST FUND OF THE TYPE COMMONLY KNOWN AS A "MASSACHUSETTS BUSINESS TRUST." THE FUND'S ACTIVITIES ARE SUPERVISED BY ITS TRUSTEES. THE FUND IS AUTHORIZED TO ISSUE AN UNLIMITED NUMBER OF SHARES OF BENEFICIAL INTEREST, $.01 PAR VALUE PER SHARE, DIVIDED INTO THREE CLASSES, DESIGNATED CLASS A, CLASS B AND CLASS C. ON NOVEMBER 28, 1995, ALL OUTSTANDING CLASS B SHARES WERE CONVERTED TO CLASS A SHARES. THE FUND CURRENTLY OFFERS ONLY CLASS A AND CLASS C SHARES. Each class of shares represents an interest in the same assets of the Fund and are identical in all respects except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan and each class has a different exchange privilege. See "How the Fund is Managed--Distributor." The Trustees are empowered by the Declaration of Trust to issue additional series of shares and classes within those series.

  The Trustees may increase or decrease the number of authorized shares. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of beneficial interest of each class is equal as to earnings, assets and voting privileges; except as noted above, each class bears the expenses related to the distribution of its shares. There are no conversion, preemptive or other subscription rights in connection with the shares. In the event of liquidation, each share of the Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of Class C shares are likely to be lower than to Class A shareholders. The Fund's shares do not have cumulative voting rights for the election of Trustees.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligation of the Fund beyond the amount of their investment in the Fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION

  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND


  YOU MAY PURCHASE SHARES OF THE FUND THROUGH PRUDENTIAL SECURITIES, PRUSEC, OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. The minimum initial investment for Class A shares is $2,500 and is $5,000 for Class C shares, except that the minimum initial investment for Class C shares may be waived from time to time. The minimum subsequent investment is $100 for both classes. All minimum investment requirements are waived for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services."



  THE PURCHASE PRICE IS THE NAV PER SHARE NEXT DETERMINED FOLLOWING RECEIPT OF AN ORDER IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES PLUS A SALES CHARGE WHICH, AT YOUR OPTION, MAY BE IMPOSED EITHER (I) AT THE TIME OF PURCHASE (CLASS A SHARES) OR (II) ON A DEFERRED BASIS (CLASS C SHARES). PAYMENT MAY BE MADE BY WIRE, CHECK OR THROUGH YOUR BROKERAGE ACCOUNT. SEE "ALTERNATIVE PURCHASE PLAN" BELOW. SEE ALSO "HOW THE FUND VALUES ITS SHARES."

  Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates.

  The Fund reserves the right to reject any purchase order (including an exchange into the Fund) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares."

  Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.

  Transactions in Fund shares may be subject to postage and handling charges imposed by your dealer.


  PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must first telephone PMFS to receive an account number at (800) 225-1852 (toll-free). The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired, and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company, Boston, Massachusetts, Custody and Shareholder Services Division, Attention: The BlackRock Government Income Trust, specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A or Class C shares).


  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P. M., New York time), on a business day, you may purchase shares of the Fund as of that day. See "Net Asset Value" in the Statement of Additional Information.


  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies The BlackRock Government Income Trust, Class A or Class C shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum initial amount which may be invested by wire is $1,000 for both classes.


ALTERNATIVE PURCHASE PLAN

  THE FUND OFFERS TWO CLASSES OF SHARES (CLASS A AND CLASS C SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).

                                         ANNUAL 12B-1 FEES
                                      (AS A % OF AVERAGE DAILY
                 SALES CHARGE               NET ASSETS)                OTHER INFORMATION
           ------------------------  --------------------------  -----------------------------
CLASS A    Maximum initial sales     .30 of 1% (Currently being  Initial sales charge waived
           charge of 3% of the       charged at a rate of .15    or reduced for certain
           public offering price     of 1%)                      purchases

CLASS C    Maximum CDSC of 1% of     1% (Currently being
           the lesser of the amount  charged at a rate of .75
           invested or the           of 1%)
           redemption proceeds on
           redemptions made within
           one year of purchase

  Both classes of shares represent an interest in the same portfolio of investments of the Fund and have the same rights, except that (i) each class is subject to different sales charges and distribution and/or service fees and (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of the other class.


  The two classes also have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee of each class. Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A shares.


  Financial advisers and other sales agents who sell shares of the Fund will receive different compensation for selling Class A and Class C shares and will generally receive more compensation initially for selling Class A shares than for selling Class C shares.

  IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS,
(1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, and (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below).

  The following illustrations are provided to assist you in determining which method of purchase best suits your individual circumstances:

  If you qualify for a reduced sales charge, you might elect to purchase Class A shares because a similar sales charge reduction is not available for purchases of Class C shares and because Class A shares are subject to a lower distribution and service fee than are Class C shares. However, because the initial sales charge for Class A shares is deducted at the time of purchase, you would not have all of your funds invested initially.

  If you do not qualify for a reduced initial sales charge and expect to maintain your investment in the Fund for a long period of time you might also elect to purchase Class A shares because over time the accumulated continuing distribution and service fees of Class C shares will exceed the initial sales charge plus distribution and service fees of Class A shares. Again, however, you must weigh this consideration against the fact that not all of your funds will be invested initially. Furthermore, the ongoing distribution and service fees applicable to Class C shares will be offset to the extent any return is realized on the additional funds. However, there can be no assurance that any return will be realized on the additional funds.

  On the other hand, you might determine that it is more advantageous to have all of your funds invested initially, although they are subject to a distribution and service fee and, for a one-year period, a contingent deferred sales charge. For example, based on current fees and expenses, you would have to hold your investment over six years for the Class C distribution and service fee to exceed the initial sales charge plus distribution and service fees of Class A shares. In this example, if you intend to maintain your investment in the Fund for more than six years, you should consider purchasing Class A shares. This example does not take into account the time value of money which further reduces the impact of the distribution and service fee on the investment, fluctuations in net asset value, the effect of the return on the investment over this period of time or redemptions to which the contingent deferred sales charge is applicable.

CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) imposed on a single transaction as shown in the following table:

                           SALES CHARGE AS    SALES CHARGE AS   DEALER CONCESSION AS
                            PERCENTAGE OF      PERCENTAGE OF        PERCENTAGE OF
AMOUNT OF PURCHASE         OFFERING PRICE     AMOUNT INVESTED      OFFERING PRICE
------------------------  -----------------  -----------------  ---------------------
$0 to $49,999                      3.00%              3.09%                2.90%
$50,000 to $99,999                 2.50               2.56                 2.40
$100,000 to $249,999               2.00               2.04                 1.90
$250,000 to $499,999               1.50               1.52                 1.45
$500,000 to $999,999               1.00               1.01                 0.95
$1,000,000 to $2,499,999           0.50               0.50                 0.45
Over $2,500,000                    0.25               0.20                 0.20


  The Distributor may reallow the entire sales charge to dealers. Selling dealers may be deemed to be underwriters, as that term is defined under federal securities laws.



  In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates will pay dealers, financial advisers, and other persons which distribute shares a finders' fee from its own resources based on a percentage of the net asset value of shares sold by such persons.


  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduced Initial Sales Charges--Class A Shares" in the Statement of Additional Information.


  BENEFIT PLANS. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code (collectively, Benefit Plans), provided that the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 250 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by PSI or its subsidiaries (PSI or Subsidiary Prototype Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.



  PRUDENTIAL RETIREMENT PROGRAMS. Class A shares may be purchased at NAV by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code for which Prudential serves as the plan administrator or recordkeeper, provided that (i) the plan has at least $1 million in existing assets or 250 eligible employees and (ii) the Fund is an available investment option. These plans include pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code and plans that participate in the Transfer Agent's PruArray and SmartPath Programs (benefit plan recordkeeping services) (hereafter referred to as a PruArray or SmartPath Plan). All plans of a company for which Prudential serves as plan administrator or recordkeeper are aggregated in meeting the $1 million threshold. The term "existing assets" as used herein includes stock issued by a plan sponsor, shares of Prudential Mutual Funds and shares of certain unaffiliated mutual funds that participate in the PruArray or SmartPath Program (Participating Funds). "Existing assets" also include monies invested in The Guaranteed Interest Account (GIA), a group annuity insurance product issued by Prudential, and units of The Stable Value Fund (SVF), an unaffiliated bank collective fund. Class A shares may also be purchased at NAV by plans that have monies invested in GIA and SVF, provided (i) the purchase is made with the proceeds of a redemption from either GIA or SVF and (ii) Class A shares are an investment option of the plan.



  PRUARRAY ASSOCIATION BENEFIT PLANS. Class A shares are also offered at net asset value to Benefit Plans or nonqualified plans sponsored by employers which are members of a common trade, professional or membership association (Association) that participate in the PruArray Program provided that the Association enters into a written agreement with Prudential. Such Benefit Plans or non-qualified plans may purchase Class A shares at net asset value without regard to the assets or number of participants in the individual employer's qualified Plan(s) or non-qualified plans so long as the employers in the Association (i) have retirement plan assets in the aggregate of at least $1 million or 250 participants in the aggregate and (ii) maintain their accounts with the Fund's transfer agent.



  PRUARRAY SAVINGS PROGRAM. Class A shares are also offered at net asset value to employees of companies that enter into a written agreement with Prudential Retirement Services to participate in the PruArray Savings Program. Under this Program, a limited number of Prudential Mutual Funds are available for purchase at net asset value by Individual Retirement Accounts and Savings Accumulation Plans of the company's employees. The Program is available only to (i) employees who open an IRA or Savings Accumulation Plan account with the Transfer Agent and
(ii) spouses of employees who open an IRA account with the Transfer Agent. The program is offered to companies that have at least 250 eligible employees.



  SPECIAL RULES APPLICABLE TO RETIREMENT PLANS. After a Benefit Plan or PruArray Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.



  OTHER WAIVERS. In addition, Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) officers of the Prudential Mutual Funds (including the Fund), (b) employees of Prudential Securities and PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees of subadvisers of the Prudential Mutual Funds provided that such purchases at NAV are permitted by such person's employer, (d) Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (e) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer, (f) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end, non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchase and
(g) investors in Individual Retirement Accounts, provided the purchase is made with the proceeds of a tax-free, rollover of assets from a Benefit Plan for which Prudential Investments serves as the recordkeeper or administrator.


  You must notify the Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduced Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

CLASS C SHARES


  The offering price of Class C shares for investors choosing the deferred sales charge alternative is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities. Although there is no sales charge imposed at the time of purchase, redemptions of Class C shares may be subject to a contingent deferred sales charge. See "How to Sell Your Shares--Contingent Deferred Sales Charges." In connection with the sale of Class C shares, the Distributor will pay dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price of such shares at the time of the sale.


HOW TO SELL YOUR SHARES

  YOU CAN REDEEM YOUR SHARES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. SEE "HOW THE FUND VALUES ITS SHARES." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge. See "Contingent Deferred Sales Charges" below.


  IF YOU HOLD SHARES OF THE FUND THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM YOUR SHARES THROUGH PRUDENTIAL SECURITIES. PLEASE CONTACT YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.



  IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention:
Redemption Services, P. O. Box 15010, New Brunswick, New Jersey 08906-5010.



  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray or SmartPath Plan, if the proceeds of the redemption are invested in another investment option of the plan, in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.


  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE

CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR CASHIER'S CHECK.


  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No contingent deferred sales charge will be imposed on any such involuntary redemption.


  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any contingent deferred sales charge or CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Fund's Transfer Agent, either directly or through Prudential Securities, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege will generally not affect the federal tax treatment of any gain or loss realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.


CONTINGENT DEFERRED SALES CHARGES

  Redemptions of Class C shares made within one year of purchase will be subject to a contingent deferred sales charge or CDSC of 1%. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor."


  Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares," below.


  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of shares made during the preceding one-year period and then of amounts representing the cost of shares held beyond the applicable one-year CDSC period.

  For example, assume you purchased 100 Class C shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class C shares through dividend reinvestment. Six months after purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class C shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 1%.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.


  WAIVER OF THE CONTINGENT DEFERRED SALES CHARGES -- CLASS C SHARES



  PRUARRAY OR SMARTPATH PLANS.The CDSC will be waived on redemptions from qualified and non-qualified retirement and deferred compensation plans that participate in the Transfer Agent's PruArray and SmartPath Programs.


HOW TO EXCHANGE YOUR SHARES

  AS A SHAREHOLDER OF THE FUND, YOU HAVE AN EXCHANGE PRIVILEGE WITH CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS, INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A AND CLASS C SHARES OF THE FUND MAY BE EXCHANGED FOR CLASS A AND CLASS C SHARES, RESPECTIVELY, OF ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. CLASS C SHAREHOLDERS MAY ALSO EXCHANGE THEIR SHARES FOR SHARES OF PRUDENTIAL SPECIAL MONEY MARKET FUND, INC. ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of Class C shares exchanged will be that imposed by the fund in which shares were initially purchased and will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. Exchanges (other than pursuant to the Special Exchange Privilege discussed below) will be treated as a redemption and purchase for federal income tax purposes. See "Shareholder Investment Account-- Exchange Privilege" in the Statement of Additional Information.


  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.


  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES OR THROUGH A DEALER WHICH HAS ENTERED INTO A SELECTED DEALER AGREEMENT WITH THE DISTRIBUTOR, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.


  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES."



  You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES OF THE FUND MAY BE DIFFICULT TO IMPLEMENT AND SHAREHOLDERS SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC. AT THE ADDRESS NOTED ABOVE.



  SPECIAL EXCHANGE PRIVILEGES. The following special exchange privilege applies only to Class C shareholders who qualify to purchase Class A shares at NAV. See "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above. Under this exchange privilege, amounts representing any Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares on a quarterly basis for shareholders who qualify to purchase Class A shares at NAV, unless the shareholder elects otherwise. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class C shares and (3) amounts representing Class C shares held beyond the applicable CDSC period. Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.


  The Fund reserves the right to reject any exchange order including exchanges (and market timing transactions) which are of size and/or frequency engaged in by one or more accounts acting in concert or otherwise, that have or may have an adverse effect on the ability of the Subadviser to manage the portfolio. The determination that such exchanges or activity may have an adverse effect and the determination to reject any exchange order shall be in the discretion of the Manager and the Subadviser.


  The Exchange Privilege is not a right and may be suspended, modified or terminated on 60 days' notice to shareholders.


SHAREHOLDER SERVICES

  In addition to the exchange privilege, as a shareholder in the Fund, you can take advantage of the following additional services and privileges:


  - AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at NAV without a sales charge unless you indicate otherwise on your initial application form. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.


  - AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP, you may make regular purchases of the Fund's shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a COMMAND(SM) Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

  - TAX DEFERRED RETIREMENT PLANS. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from Prudential Securities or the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

  - SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available for shareholders which provides for monthly or quarterly checks. Withdrawals of Class C shares may be subject to a CDSC. See "How to Sell Your
Shares--Contingent Deferred Sales Charges."

  - REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports or prospectuses by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data is available upon request from the Fund.



  - SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).


  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                       THE PRUDENTIAL MUTUAL FUND FAMILY


  Prudential Investments Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Fund at
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.


      TAXABLE BOND FUNDS
    -------------------------
Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
  Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
  Income Portfolio
The BlackRock Government Income Trust
      TAX-EXEMPT BOND FUNDS
    ----------------------------

Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Yield Series
  Insured Series
  Intermediate Series
Prudential Municipal Series Fund
  Florida Series
  Maryland Series
  Massachusetts Series
  Michigan Series
  New Jersey Series
  New York Series
  North Carolina Series
  Ohio Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

      GLOBAL FUNDS
    -------------------

Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
  Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential International Bond Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Global Series
  International Stock Series
The Global Total Return Fund, Inc.
Global Utility Fund, Inc.


      EQUITY FUNDS
    -------------------

Prudential Balanced Fund, Inc.
Prudential Distressed Securities Fund, Inc.
Prudential Dryden Fund
  Prudential Active Balanced Fund
  Prudential Stock Index Fund
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Jennison Series Fund, Inc.
  Prudential Jennison Growth Fund
  Prudential Jennison Growth & Income Fund
Prudential Multi-Sector Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund


      MONEY MARKET FUNDS
    --------------------------
-TAXABLE MONEY MARKET FUNDS
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
  Money Market Series
Prudential MoneyMart Assets, Inc.

-TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  Connecticut Money Market Series
  Massachusetts Money Market Series
  New Jersey Money Market Series
  New York Money Market Series
-COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund
-INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

                  -------------------------------------------

                               TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
FUND HIGHLIGHTS.......................................................         2
  What are the Fund's Risk Factors and Special
    Characteristics...................................................         2
FUND EXPENSES.........................................................         4
FINANCIAL HIGHLIGHTS..................................................         5
HOW THE FUND INVESTS..................................................         6
  Investment Objective and Policies...................................         6
  Other Investments and Policies......................................         8
  Hedging and Return Enhancement Strategies...........................        13
  Investment Restrictions.............................................        17
HOW THE FUND IS MANAGED...............................................        18
  Manager.............................................................        18
  Subadviser..........................................................        18
  Distributor.........................................................        19
  Portfolio Transactions..............................................        21
  Custodian and Transfer and
    Dividend Disbursing Agent.........................................        21
HOW THE FUND VALUES ITS SHARES........................................        21
HOW THE FUND CALCULATES PERFORMANCE...................................        21
TAXES, DIVIDENDS AND DISTRIBUTIONS....................................        22
GENERAL INFORMATION...................................................        23
  Description of Shares...............................................        23
  Additional Information..............................................        24
SHAREHOLDER GUIDE.....................................................        24
  How to Buy Shares of the Fund.......................................        24
  Alternative Purchase Plan...........................................        25
  How to Sell Your Shares.............................................        29
  How to Exchange Your Shares.........................................        31
  Shareholder Services................................................        32
THE PRUDENTIAL MUTUAL FUND FAMILY.....................................       A-1


                ------------------------------------------------


MF152A                                                                   4445604
CUSIP NOS: Class A: 09247Y208

           Class C: 09247Y109


                          THE BLACKROCK GOVERNMENT INCOME TRUST


                                       PROSPECTUS
                                     August 29, 1997

                     THE BLACKROCK GOVERNMENT INCOME TRUST
                      STATEMENT OF ADDITIONAL INFORMATION
                             DATED AUGUST 29, 1997



    The BlackRock Government Income Trust (the Fund) is an open-end, diversified, management investment company whose investment objective is to provide low volatility of net asset value and high monthly income. The Fund seeks to achieve its objective by investing at least 65% of its total assets in fixed-income U.S. Government securities, including U.S. Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund may also invest in high quality debt securities rated AAA by Standard & Poor's Ratings Group or Aaa by Moody's Investors Service, Inc., including fixed rate and adjustable rate mortgage-backed securities, asset-backed securities, corporate debt securities and money market instruments of a comparable short-term rating. The Fund may engage in various hedging and return enhancement strategies, including short selling and leverage and use derivatives and reverse repurchase agreements and dollar rolls, which entail additional risks not usually associated with a government fund. An investment in this Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund's investment objective will be achieved. See "Investment Objective and Policies."



    The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.



    This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus dated August 29, 1997, a copy of which may be obtained from the Fund upon request.


                               TABLE OF CONTENTS


                                                                                                                  CROSS-REFERENCE
                                                                                                                    TO PAGE IN
                                                                                                       PAGE         PROSPECTUS
                                                                                                     ---------  -------------------
Investment Objective and Policies..................................................................  B-2                     6
Investment Restrictions............................................................................  B-11                   17
Trustees and Officers..............................................................................  B-12                   18
Manager............................................................................................  B-15                   18
Subadviser.........................................................................................  B-16                   18
Distributor........................................................................................  B-16                   19
Portfolio Transactions.............................................................................  B-18                   21
Purchase and Redemption of Fund Shares.............................................................  B-19                   24
Shareholder Investment Account.....................................................................  B-21                   32
Net Asset Value....................................................................................  B-24                   21
Taxes, Dividends and Distributions.................................................................  B-25                   22
Performance Information............................................................................  B-26                   21
Custodian, Transfer and Dividend Disbursing Agent and Independent Accountants......................  B-28                   21
Financial Statements...............................................................................  B-29               --
Report of Independent Accountants..................................................................  B-40               --
Independent Auditors' Report.......................................................................  B-42
Appendix--General Investment Information...........................................................  I-1                --
Appendix--Information Relating to Prudential.......................................................  II-1               --

                       INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of the Fund is to provide low volatility of net asset value and high monthly income. There can be no assurance that the Fund's investment objective will be achieved.

U.S. GOVERNMENT SECURITIES

    The Fund will invest at least 65% of its total assets in fixed-income securities issued by the U.S. Government, its agencies or instrumentalities. Such securities include:

        (1) U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States.

        (2) Securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing such obligations are the Federal Housing Administration, the Government National Mortgage Association (GNMA), the Department of Housing and Urban Development, the Export-Import Bank, the Farmers Home Administration, the General Services Administration, the Maritime Administration and the Small Business Administration. The maturities of such obligations range from three months to 30 years.

        (3) Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality may borrow from the U.S. Treasury under certain conditions, to meet its obligations. Among the agencies and instrumentalities issuing such obligations are the Tennessee Valley Authority, the Federal National Mortgage Association (FNMA), the Federal Home Loan Mortgage Corporation (FHLMC), the U.S. Postal Service and the Federal Home Loan Bank.

        (4) Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but which are backed by the credit of the issuing agency or instrumentality. Among the agencies and instrumentalities issuing such obligations is the Federal Farm Credit System.

    Neither the value nor the yield of the Fund's shares or of the U.S. Government securities which may be invested in by the Fund are guaranteed by the U.S. Government. Such values and yield will fluctuate with changes in prevailing interest rates and other factors. Generally, as prevailing interest rates rise, the value of any U.S. Government securities held by the Fund will fall. Such securities with longer maturities generally tend to produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than debt securities with shorter maturities. The Fund is not limited as to the maturities of the U.S. Government securities in which it may invest. See "How the Fund Invests--Investment Objective and Policies" in the Prospectus.

MORTGAGE-BACKED SECURITIES

    As discussed in the Prospectus, the mortgage-backed securities purchased by the Fund evidence an interest in a specific pool of mortgages. Such securities may be issued by GNMA, FNMA and FHLMC.

    GNMA CERTIFICATES. GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the Housing Act), authorized GNMA to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 (FHA Loans), or guaranteed by the Veterans' Administration under the Servicemen's Readjustment Act of 1944, as amended (VA Loans), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under the guarantee. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

    The GNMA Certificates will represent a PRO RATA interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one- to four-family housing units. Legislative changes may be proposed from time to time in relation to the Department of Housing and Urban Development which, if adopted, could alter the viability of investing in GNMAs. As of the date of this Statement of Additional Information, no such legislation has been enacted. The Fund's investment adviser may re-evaluate the Fund's investment objective and policies if any such legislative proposals were adopted.

    FNMA CERTIFICATES. FNMA is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. FNMA was originally established in 1938 as a U.S. Government agency to provide supplemental liquidity to the mortgage market and was transformed into a shareholder owned and privately managed corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. FNMA acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

    Each FNMA Certificate will entitle the registered holder thereof to receive amounts representing such holder's PRO RATA interest in scheduled principal payments and interest payments (at such FNMA Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such FNMA Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each FNMA Certificate will be guaranteed by FNMA, which guarantee is not backed by the full faith and credit of the U.S. Government.

    Each FNMA Certificate will represent a PRO RATA interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (I.E., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; and (iii) adjustable rate mortgage loans.

    FHLMC CERTIFICATES. FHLMC is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the FHLMC Act). FHLMC was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of FHLMC currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily FHLMC Certificates.

    FHLMC guarantees to each registered holder of a FHLMC Certificate the timely payment of interest at the rate provided for by such FHLMC Certificate, whether or not received. FHLMC also guarantees to each registered holder of a FHLMC Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. FHLMC may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. Government.

    FHLMC Certificates represent a PRO RATA interest in a group of mortgage loans (a FHLMC Certificate group) purchased by FHLMC. The mortgage loans underlying the FHLMC Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A FHLMC Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another FHLMC Certificate group.

OTHER INVESTMENTS

  ZERO COUPON TREASURY SECURITIES

  The Fund may purchase "zero coupon" Treasury securities. These are U.S. Treasury bills, notes and bonds which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. Such securities are purchased at a discount from their face amount giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).

    The interest rate on such securities is automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law generally requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

    Currently the only U.S. Treasury security issued without coupons is the Treasury bill. However, a number of banks and brokerage firms have separated (stripped) the principal portions from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments. These instruments are generally held by a bank in a custodial or trust account.

  MUNICIPAL OBLIGATIONS


  The municipal obligations in which the Fund may invest include municipal bonds, municipal notes and municipal commercial paper rated in the highest rating category by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Ratings Group (S&P) and "zero coupon" municipal obligations. Any municipal obligation which depends directly or indirectly on the credit of the U.S. Government shall be considered to have the highest rating by Moody's and S&P.



    Municipal bonds and municipal notes are debt obligations of a state, its cities, municipalities and municipal agencies which generally have maturities, at the time of their issuance, of either one year or more (bonds) or from six months to three years (notes). Municipal commercial paper consists of short-term obligations of municipalities which may be issued at a discount and are sometimes referred to as short-term discount notes.


    The two principal classifications of municipal bonds, notes and commercial paper are "general obligation" and "revenue" bonds, notes or commercial paper. General obligation bonds, notes or commercial paper are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds, notes or commercial paper include a state, its counties, cities, towns and other governmental units. Revenue bonds, notes or commercial paper are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from specific revenue sources. Revenue bonds, notes or commercial paper are issued for a wide variety of purposes, including the financing of electric, gas, water and sewer systems and other public utilities; industrial development and pollution control facilities; single and multifamily housing units; public buildings and facilities; air and marine ports; transportation facilities such as toll roads, bridges and tunnels; and health and educational facilities such as hospitals and dormitories. They rely primarily on user fees to pay debt service, although the principal revenue source is often supplemented by additional security features which are intended to enhance the creditworthiness of the issuer's obligations. In some cases, particularly revenue bonds issued to finance housing and public buildings, a direct or implied "moral obligation" of a governmental unit may be pledged to the payment of debt service. In other cases, a special tax or other charge may augment user fees.

    Included within the revenue bonds category are participations in lease obligations or installment purchase contracts (hereinafter collectively called "lease obligations") of municipalities. State and local governments issue lease obligations to acquire equipment and facilities.

    Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

  FOREIGN SECURITIES

  The Fund may invest up to 10% of its total assets in foreign securities, including mortgage-backed securities and asset-backed securities issued by foreign entities, although under current market conditions the Fund does not expect to invest in foreign securities.

    Investments in foreign securities involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. With respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

    There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets (other than Japan), while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs on foreign securities markets are generally higher than in the United States and settlement procedures are often not as regularized as in the United States. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the United States. The Fund may have greater difficulty taking appropriate legal action with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

    Dividend and interest income from foreign securities will generally be subject to withholding taxes by the country in which the issuer is located and the Fund will not be able to pass through to its shareholders foreign tax credits or deductions with respect to these taxes.

  COLLATERALIZED MORTGAGE OBLIGATIONS


  Certain issuers of mortgage-backed obligations (CMOs), including certain CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (REMICs), are not considered investment companies pursuant to a rule adopted by the Securities and Exchange Commission (SEC), and the Fund may invest in the securities of such issuers without the limitations imposed by the Investment Company Act of 1940, as amended (the Investment Company Act) on investments by the Fund in other investment companies. In addition, in reliance on an SEC interpretation, the Fund's investments in certain other qualifying CMOs, which cannot or do not rely on the rule, are also not subject to the limitation of the Investment Company Act on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, these CMOs must be unmanaged, fixed asset issuers, that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities, (c) operate under general exemptive orders exempting them from all provisions of the Investment Company Act and (d) are not registered or regulated under the Investment Company Act as investment companies. To the extent that the Fund selects CMOs or REMICs that cannot rely on the Rule or do not meet the above requirements, the Fund may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.


  ILLIQUID SECURITIES

  The Fund may hold up to 15% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

    In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

    Rule 144A of the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD).

    Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper and municipal lease obligations for which there is a readily available market will not be deemed to be illiquid. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions, the investment adviser will consider, INTER ALIA, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be "traded flat" (I.E., without accrued interest) or in default as to principal or interest. With respect to municipal lease obligations, the investment adviser also considers: (1) the willingness of the municipality to continue, annually or biannually, to appropriate funds for payment of the lease; (2) the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease; (3) in the case of unrated municipal lease obligations, an analysis of factors similar to that performed by nationally recognized statistical rating organizations in evaluating the credit quality of a municipal lease obligation, including (i) whether the lease can be cancelled;
(ii) if applicable, what assurance there is that the assets represented by the lease can be sold; (iii) the strength of the lessee's general credit (E.G., its debt, administrative, economic and financial characteristics); (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (E.G., the potential for an event of nonappropriation); and (v) the legal recourse in the event of failure to appropriate; and (4) any other factors unique to municipal lease obligations as determined by the investment adviser. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

OTHER INVESTMENT STRATEGIES

  OPTION AND FUTURES TRANSACTIONS

    OPTIONS ON TREASURY BONDS AND NOTES. Because trading interest in options written on Treasury bonds and notes tends to center mostly on the most recently auctioned issues, the exchanges on which such securities trade will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.

    PURCHASING CALL AND PUT OPTIONS. The Fund may purchase listed and OTC call and put options in amounts equalling up to 10% of its total assets. The Fund may purchase put options on securities which it holds (or has the right to acquire) in its portfolio only to protect itself against a decline in the value of the security. If the value of the underlying security were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. In addition, the Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold. Any such gain or loss could be offset in whole or in part by a change in the market value of the underlying security. If a put option purchased by the Fund expired without being sold or exercised, the premium would be lost.

    RISKS OF OPTIONS TRANSACTIONS. In the event of the bankruptcy of a broker through which the Fund engages in options transactions, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the investment adviser.

    The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

    INTEREST RATE FUTURES CONTRACTS. As a purchaser of an interest rate futures contract (futures contract), the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

    The Fund will purchase or sell futures contracts for the purpose of hedging its portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. If the investment adviser anticipates that interest rates may rise and, concomitantly, the price of U.S. Government or other debt securities falls, the Fund may sell a futures contract. If declining interest rates are anticipated, the Fund may purchase a futures contract to protect against a potential increase in the price of U.S. Government or other debt securities the Fund intends to purchase. Subsequently, appropriate U.S. Government or other debt securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts. In addition, futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

    Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

    When the Fund enters into a futures contract it is initially required to deposit with its Custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash or U.S. Government securities equal to approximately 2-3% of the contract amount. Initial margin requirements are established by the Exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the Exchanges.

    Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits into the segregated account, maintained at its Custodian for that purpose, of cash or U.S. Government securities, called "variation margin," in the name of the broker, which are reflective of price fluctuations in the futures contract. Currently, interest rate futures contracts can be purchased on debt securities such as U.S. Treasury Bills and Bonds, Eurodollar instruments, U.S. Treasury Notes with maturities between 6 1/2 and 10 years, GNMA Certificates and Bank Certificates of Deposit.

    OPTIONS ON FUTURES CONTRACTS. The Fund may purchase call and put options on futures contracts which are traded on an Exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

    The Fund will purchase options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the investment adviser wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its U.S. Government securities portfolio, it might purchase a put option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the investment adviser seeks to hedge.

    RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. The Fund may sell a futures contract to protect against the decline in the value of U.S. Government securities and other debt securities held by the Fund. However, it is possible that the futures market may advance and the value of securities held in the Fund's portfolio may decline. If this were to occur, the Fund would lose money on the futures contracts and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the market prices of the securities of a diversified portfolio will tend to move in the same direction as the prices of futures contracts.

    If the Fund purchases a futures contract to hedge against the increase in value of U.S. Government securities it intends to buy, and the value of such securities decreases, then the Fund may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

    In order to assure that the Fund is entering into transactions in futures contracts for hedging purposes as such is defined by the Commodity Futures Trading Commission, either: (1) a substantial majority (I.E., approximately 75%) of all anticipatory hedge transactions (transactions in which the Fund does not own at the time of the transaction, but expects to acquire, the securities underlying the relevant futures contract) involving the purchase of futures contracts will be completed by the purchase of securities which are the subject of the hedge, or (2) the underlying value of all long positions in futures contracts will not exceed the total value of (a) all short-term debt obligations held by the Fund; (b) cash held by the Fund; (c) cash proceeds due to the Fund on investments within thirty days; (d) the margin deposited on the contracts; and (e) any unrealized appreciation in the value of the contracts.


    If the Fund maintains a short position in a futures contract, it will cover this position by holding, in a segregated account maintained at its Custodian, cash or other liquid assets equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract. Such a position may also be covered by owning the securities underlying the futures contract, or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.



    In addition, if the Fund holds a long position in a futures contract, it will hold cash or other liquid assets equal to the purchase price of the contract (less the amount of initial or variation margin on deposit) in a segregated account maintained for the Fund by its Custodian. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.


    Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the investment adviser.

    While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

    There may exist an imperfect correlation between the price movements of futures contracts purchased by the Fund and the movements in the prices of the securities which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationships between the debt securities and futures market could result. Price distortions could also result if investors in futures contracts elect to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of U.S. Government securities and movements in the prices of futures contracts, a correct forecast of interest rate trends by the investment adviser may still not result in a successful hedging transaction.

    There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent the Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.

    Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contracts or underlying U.S. Government securities.

  REPURCHASE AGREEMENTS

  When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security (collateral) at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

    While repurchase agreements involve certain risks not associated with direct investment in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the investment adviser subject to procedures established by the Trustees. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the resale price. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.

  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES


  From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis--I.E., delivery and payment can take place after the date of the transactions. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. The Fund will also establish a segregated account with the Fund's custodian bank in which it will continuously maintain cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. The Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value. The investment adviser does not believe that the Fund's net asset value or income will be adversely affected by the Fund's purchase of securities on such basis.

  SECURITIES LENDING


  Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, (which may include a secured letter of credit) which are maintained in a segregated account pursuant to applicable regulations that are equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations.


    A loan may be terminated by the borrower on one business day's notice, or by the Fund on two business days' notice. If the borrower fails to deliver the loaned securities within two days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's investment adviser to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The creditworthiness of firms to which the Fund lends its portfolio securities will be monitored on an ongoing basis by the investment adviser pursuant to procedures adopted and reviewed, on an ongoing basis, by the Trustees of the Fund.

    When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities.

  INTEREST RATE TRANSACTIONS


  The Fund may enter into interest rate swaps, on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, I.E., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, the adviser and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the Investment Company Act. To the extent that the Fund enters into interest rate swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund's obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. The Fund will not enter into any interest rate swaps unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one NRSRO at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.


    The use of interest rate swaps is a highly speculative activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared to what it would have been if this investment technique was never used.

    The Fund may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rates swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Since interest rate swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its rights to receive interest on its portfolio securities and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

  SEGREGATED ACCOUNTS



  When the Fund is required to segregate assets in connection with certain hedging transactions, it will maintain cash or liquid assets in a segregated account with the Fund's custodian. "Liquid assets" means cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily.


                            INVESTMENT RESTRICTIONS

    The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund. A "majority of the outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

    The Fund may not:

    1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or variation margin in connection with options or futures contracts is not considered the purchase of a security on margin.

    2. Make short sales of securities, or maintain a short position if, when added together, more than 25% of the value of the Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.

    3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from banks or through reverse repurchase agreements or dollar rolls up to 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes and to take advantage of investment opportunities and may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a "when-issued" or delayed delivery basis, the purchase and sale of futures contracts, the entry into reverse repurchase agreements and dollar roll transactions and collateral arrangements with respect thereto are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures contracts or the purchase and sale of related options, nor obligations of the Fund to Trustees pursuant to deferred compensation arrangements are deemed to be the issuance of a senior security.


    4. Purchase any security (other than obligations of the U.S. Government, its agencies and instrumentalities) if as a result: (i) with respect to 75% of its total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer or (ii) 25% or more of the Fund's total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in the same industry.



    5. Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell mortgaged-backed securities, securities collateralized by mortgages, securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. The Fund may not purchase interests in real estate limited partnerships which are not readily marketable.



    6. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.



    7. Make investments for the purpose of exercising control or management.



    8. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.



    9. Invest in interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.



    10. Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities limited to 30% of the value of the Fund's total assets.

    11. Purchase more than 10% of all outstanding voting securities of any one issuer.



    12. Buy or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options thereon.


    Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy.


    However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings as required by applicable laws.



                             TRUSTEES AND OFFICERS



                                     POSITION WITH                           PRINCIPAL OCCUPATIONS
NAME AND AGE(1)                        THE TRUST                             DURING PAST FIVE YEARS
-----------------------------------  -------------  ------------------------------------------------------------------------
Eugene C. Dorsey (70)                Trustee        Retired President, Chief Executive Officer and Trustee of the Gannett
                                                      Foundation (now Freedom Forum); former Publisher of four Gannett newspapers and Vice President of Gannett Company, Chairman of
                                                      Independent Sector, Washington, D.C. (largest national coalition of philanthropic organizations), Chairman of the American Council for the
                                                      Arts; Director of the advisory board of Chase Manhattan Bank of
                                                      Rochester and The High Yield Income Fund, Inc.

Douglas H. McCorkindale (57)         Trustee        Vice Chairman (since March 1994) of Gannett Co. Inc. (publishing and media); Director of Gannett Co. Inc., Frontier Corporation and
                                                      Continental Airlines, Inc.

Thomas T. Mooney (55)                Trustee        President of the Greater Rochester Metro Chamber of Commerce; former
                                                      Rochester City Manager, Trustee of Center for Governmental Research,
                                                      Inc., Director of Blue Cross of Rochester, Monroe County Water
                                                      Authority, Rochester Jobs, Inc., Executive Service Corps of Rochester,
                                                      Monroe County Industrial Development Corporation, Northeast-Midwest
                                                      Institute, The Business Council of New York State, First Financial
                                                      Fund, Inc., The High Yield Plus Fund, Inc. and The High Yield Income
                                                      Fund, Inc.

*Richard A. Redeker (53)             President      Employee of Prudential Investments; formerly President, Chief Executive
 751 Broad Street                    and Trustee      Officer and Director (October 1993-September 1996) of Prudential
 Newark, New Jersey 07102                             Mutual Fund Management, Inc. (PMF), Executive Vice President, Director
                                                      and Member of Operating Committee (October 1993-September 1996) of
                                                      Prudential Securities Incorporated (Prudential Securities), Director
                                                      (October 1993-September 1996) of Prudential Securities Group, Inc.,
                                                      Executive Vice President (July 1994-September 1996) of The Prudential
                                                      Investment Corporation, Executive Vice President (January
                                                      1994-September 1996) of Prudential Mutual Fund Distributors, Inc.
                                                      (PMFD) and Prudential Mutual Fund Services, Inc. and Senior Executive
                                                      Vice President and Director (September 1976-September 1993) of Kemper
                                                      Financial Services, Inc.; President and Director of The High Yield
                                                      Income Fund, Inc.

                                     POSITION WITH                           PRINCIPAL OCCUPATIONS
NAME AND AGE(1)                        THE TRUST                             DURING PAST FIVE YEARS
-----------------------------------  -------------  ------------------------------------------------------------------------
Thomas A. Early (42)                 Vice           Vice President and General Counsel (since March 1997) of Prudential
                                     President        Mutual Funds & Annuities, Executive Vice President, Secretary and
                                                      General Counsel (since December 1996) of Prudential Investment Fund
                                                      Management LLC (PIFM); formerly Vice President and General Counsel
                                                      (March 1994-March 1997) of Prudential Retirement Services and
                                                      Associate General Counsel and Chief Financial Services Officer
                                                      (1988-1994) of Frank Russell Company.

S. Jane Rose (51)                    Secretary      Senior Vice President (since December 1996) of PIFM, Senior Vice
                                                      President and Senior Counsel (since July 1992) of Prudential
                                                      Securities; formerly Senior Vice President (January 1991-September
                                                      1996) and Senior Counsel (June 1987-September 1996) of PMF.

Grace C. Torres (38)                 Treasurer      First Vice President (since December 1996) of PIFM, First Vice President
                                     and Principal    (since March 1994) of Prudential Securities; formerly First Vice
                                     Financial and    President (March 1994-Septmber 1996) of PMF and Vice President (July
                                     Accounting       1989-March 1994) of Bankers Trust.
                                     Officer

Deborah A. Garfield (32)             Assistant      Assistant General Counsel (since March 1997) of PIFM; formerly
                                     Secretary        associated with the law firm of Gordon Altman Butowsky Weitzen Shalov
                                                      & Wein.

Stephen M. Ungerman (44)             Assistant      Tax Director (since March 1996) of Prudential Investments and the
                                     Treasurer        Private Asset Group of The Prudential Insurance Company of America;
                                                      formerly First Vice President (February 1993-September 1996) of
                                                      Prudential Mutual Fund Management, Inc. and Senior Tax Manager
                                                      (1981-January 1993) Price Waterhouse.


------------------------


(1)Unless otherwise noted, the addresses of the persons listed in the table above is 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102-4077.



 * "Interested" Trustee, as defined in the Investment Company Act, by reason of his or her affiliation with Prudential, Prudential Securities or PIFM.


    Trustees of the Fund are also directors, trustees and officers of some or all of the other investment companies distributed by Prudential Securities.


    The officers conduct and supervise the daily business operations of the Fund, while the Trustees, in addition to their functions set forth under "Manager" and "Distributor," review such actions and decide on general policy.



    Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Trustees of the Fund who are affiliated persons of the Manager. The Fund pays each of its Trustees who is not an affiliated person of the Manager or the Fund's investment adviser annual compensation of $4,000, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Trustee may change as a result of the introduction of additional funds on the boards of which the Trustee will be asked to serve.



    The Trustees have adopted a retirement policy which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Trustees who were age 68 or older as of December 31, 1993.


    Trustees may receive their Trustees' fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of Trustees' fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or pursuant to an SEC exemptive order, at the daily rate of return of the Fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Trustee. The Fund's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Fund.

    The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended June 30, 1997 to the Trustees who are not affiliated with the Manager and the aggregate compensation paid to such Trustees for service on the Fund's Board and the Board of any other investment companies managed by Prudential Investments Fund Management LLC (Fund Complex) for the calendar year ended December 31, 1996. In October 1996, shareholders elected a new Board of Trustees. Below are listed the Trustees who have served the Fund during its most recent fiscal year, as well as the new Trustees who took office after the shareholder meeting in October.



                               COMPENSATION TABLE



                                                                                                                     TOTAL
                                                                          PENSION OR                             COMPENSATION
                                                          AGGREGATE       RETIREMENT                            FROM TRUST AND
                                                         COMPENSATION  BENEFITS ACCRUED    ESTIMATED ANNUAL          FUND
                                                             FROM      AS PART OF TRUST      BENEFITS UPON      COMPLEX PAID TO
NAME OF TRUSTEE                                            TRUST***        EXPENSES           RETIREMENT           TRUSTEES
-------------------------------------------------------  ------------  -----------------  -------------------  -----------------

Edward D. Beach,
  Former Trustee.......................................   $    3,000            None                 N/A       $  166,000 (21/39)**

Eugene C. Dorsey*......................................   $    2,000            None                 N/A       $   98,583 (12/36)**

Douglas H. McCorkindale*...............................   $    2,000            None                 N/A       $   71,208 (10/13)**

Thomas T. Mooney*......................................   $    2,000            None                 N/A       $  135,375 (18/36)**

Richard A. Redeker+....................................   $       --            None                 N/A                      --

Stanley E. Shirk,
  Former Trustee.......................................   $    3,000            None                 N/A       $    71,000 (9/18)**

Stephen Stoneburn,*
  Former Trustee.......................................   $    3,000            None                 N/A       $     30,375 (4/6)**

Nancy H. Teeters,
  Former Trustee.......................................   $    3,000            None                 N/A       $  103,583 (11/28)**


------------------------


  *Total compensation from all the funds in the Fund Complex for the calendar year ended December 31, 1996 includes amounts deferred at the election of Trustees under the funds' deferred compensation plan. Including accrued interest, total compensation amounted to approximately $111,535, $71,034 and $139,869 for Mr. Dorsey, Mr. McCorkindale and Mr. Mooney, respectively.



 **Indicates number of funds/portfolios in the the Fund Complex (including the Trust) to which aggregate compensation relates.



***Effective January 1997, the annual compensation paid to each Trustee was reduced from $6,000 to $4,000 in addition to certain out-of-pocket expenses.



 + Richard A. Redeker, who is an interested Trustee, does not receive compensation from the Fund or any fund in the Fund Complex.



    As of August 8, 1997, the Trustees and officers of the Fund, as a group, owned beneficially less than 1% of the shares of beneficial interest of the Fund.



    As of August 8, 1997, the only beneficial owners, directly or indirectly, of more than 5% of either class of shares of the Fund were: Prudential Bank and Trust Co., C/F The IRA of Anne C. Landolfi, 508 23rd Street, Ocean City, New Jersey who owned approximately 109 Class C shares (or approximately 6% of the outstanding Class C shares); Sidney H. Willuweit, Lila Willuweit, JT TEN, 14812 Berry Valley Road, Yelm, Washington who owned approximately 813 Class C shares (or approximately 46% of the outstanding Class C shares); Donovan D. Allen, Ingrid F. Allen JT TEN, 11512 Chesapeake Drive, Reno, Nevada who owned approximately 214 Class C shares (or approximately 12% of the outstanding Class C shares); and Chia-Lin Fu Sun and Wei S Fu, Ten Com, 1564 E. Utah Avenue, Fresno, California who owned approximately 591 Class C shares (or approximately 34% of the outstanding Class C shares.



    As of August 8, 1997, Prudential Securities was record holder of 2,242,121 Class A shares (or approximately 74% of the outstanding Class A shares) and 591 Class C shares (or approximately 34% of the outstanding Class C shares). In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy material to the beneficial owner for which it is the record holder.

                                    MANAGER


    The manager of the Fund is Prudential Investments Fund Management LLC (formerly Prudential Mutual Fund Management LLC), as successor to Prudential Mutual Fund Management, Inc. (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus. As of July 31, 1997, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $56.7 billion. According to the Investment Company Institute, as of December 31, 1996, the Prudential Mutual Funds were the 15th largest family of mutual funds in the United States.



    PIFM is a subsidiary of Prudential Securities and The Prudential Insurance Company of America (Prudential). Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly-owned subsidiary of PIFM, serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.



    Pursuant to the Management Agreement with the Fund (the Management Agreement), PIFM, subject to the supervision of the Fund's Trustees and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PIFM is obligated to keep certain books and records of the Fund. PIFM also administers the Fund's business affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's Custodian, and PMFS, the Fund's Transfer and Dividend Disbursing Agent. The management services of PIFM for the Fund are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.



    For its services, PIFM receives, pursuant to the Management Agreement, a fee at an annual rate of .50 of 1% of the Fund's average daily net assets. The fee is computed daily and payable monthly. In the event the expenses of the Fund (including the fees of the Manager but excluding interest, taxes, brokerage commissions, distribution fees, litigation and indemnification expenses and other extraordinary expenses) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which shares of the Fund are then qualified for offer and sale, the Manager will reduce its fee by the amount of such excess, or, if such reduction exceeds the compensation payable to the Manager, the Manager will pay to the Fund the amount of such reduction which exceeds the amount of such compensation. Any such reductions or payments will be made monthly and are subject to readjustment during the year. No such reductions were required during the fiscal year ended June 30, 1997. No jurisdiction currently limits the Fund's expenses.



    In connection with its management of the business affairs of the Fund, PIFM bears the following expenses:



    (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Trustees who are not affiliated persons of PIFM or the Fund's investment adviser;



    (b) all expenses incurred by PIFM or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and



    (c) the costs and expenses payable to BlackRock Financial Management, Inc. (BFM or the Subadviser) pursuant to the subadvisory agreement among the Fund, PIFM and BFM (the Subadvisory Agreement).



    Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and business fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Securities and Exchange Commission and the states, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

    The Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement was last approved by the Trustees of the Fund, including a majority of the Trustees who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on May 28, 1997 and by the shareholders of the Fund on February 23, 1995. For the fiscal years ended June 30, 1997, 1996 and 1995, PIFM earned management fees of $166,647, $217,733 and
$296,623, respectively, of which it paid $83,324, $108,867 and $148,312, respectively, to the Subadviser.


                                   SUBADVISER


    PIFM and the Fund have entered into a Subadvisory Agreement with BlackRock Financial Management, Inc. (BFM or the Subadviser), a Delaware corporation and a wholly-owned subsidiary of PNC Asset Management Group, Inc. and a wholly-owned indirect subsidiary of PNC Bank, N.A., a bank holding company organized under the laws of the Commonwealth of Pennsylvania. BFM specializes in fixed-income, mortgage-backed and asset-backed investing. Its proprietary analytic models utilize resources and data generally not available to individual investors. See "How the Fund is Managed--Subadviser" in the Prospectus.



    The Subadvisory Agreement provides that BFM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, BFM is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises BFM's performance of such services. Pursuant to the Subadvisory Agreement, PIFM compensates BFM for its services thereunder at the rate of .25 of 1% of the Fund's average daily net assets.



    The Subadvisory Agreement was last approved by the Trustees, including a majority of the Trustees who are not parties to the contract or interested persons of any such parties, as defined in the Investment Company Act, on May 28, 1997 and by the shareholders of the Fund on February 23, 1995.



    The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PIFM or BFM upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.


                                  DISTRIBUTOR


    Prudential Securities Incorporated (Prudential Securities, PSI or the Distributor), One Seaport Plaza, New York, New York 10292 acts as the distributor of the Class A and Class C shares of the Fund.


    Pursuant to separate Distribution and Service Plans (the Class A Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), Prudential Securities (the Distributor) incurs the expenses of distributing the Fund's Class A and Class C shares. See "How the Fund is Managed--Distributor" in the Prospectus.

    Prior to August 31, 1992, the Fund offered only one class of shares (the Class A shares). On January 8, 1992, the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Class A Plan or in any agreement related to the Class A Plan (the Rule 12b-1 Trustees), at a meeting called for the purpose of voting on each such Plan approved an amended and restated plan of distribution of the Class A shares of the Fund (the Class A
Plan). On April 14, 1993, the Trustees, including a majority of the Rule 12b-1 Trustees, at a meeting called for the purpose of voting on the Class A Plan, approved modifications of the Fund's Class A Plan and Distribution Agreement to conform them with recent amendments to the NASD maximum sales charge rule described below. As modified, the Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and the maintenance of shareholder accounts (service fee) and
(ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. The Class A Plan was approved by the shareholders of the Fund on February 27, 1992. On October 7, 1994, the Trustees, including a majority of the Rule 12b-1 Trustees, at a meeting called for the purpose of voting thereon, adopted a plan of distribution for the Class C shares (the Class C Plan). The Class C Plan was approved by the sole shareholder of the Class C shares on November 1, 1994. The Class C Plan provides that the Distributor may be paid a distribution and service fee of up to 1% of the average daily net assets of the Class C shares as compensation for its distribution activities in connection with such shares. See "How the Fund is Managed--Distributor" in the Prospectus. Each Plan was last approved by the Trustees, including a majority of the Rule 12b-1 Trustees, on May 28, 1997.



    CLASS A PLAN. For the fiscal year ended June 30, 1997, Prudential Securities incurred distribution expenses in the amount of $49,853, all of which was recovered through the distribution fee paid by the Fund to Prudential Securities under the Class A Plan. This amount was expended on commission credits to Prudential Securities and Pruco Securities Corporation (Prusec), an affiliated broker-dealer, for payments of commissions and account servicing fees to financial advisers.



    In addition, for the fiscal year ended June 30, 1997, Prudential Securities received approximately $3,900 in initial sales charges with respect to the sale of Class A shares.



    CLASS C PLAN. For the fiscal year ended June 30, 1997, Prudential Securities received $707 from the Fund under the Class C Plan. It is estimated that the Distributor spent approximately $790 in distributing the Fund's Class C shares, on behalf of the Fund during the year ended June 30, 1997. It is estimated that of this amount approximately $82 (10.4%) was spent on printing and mailing of prospectuses to other than current shareholders; $438 (55.4%) on compensation to Prusec, an affiliated broker-dealer, for commissions to its representatives and other expenses, including an allocation of overhead and other branch office distribution- related expenses incurred by it for distribution of Fund shares; and $270 (34.2%) on the aggregate of (i) payments of commissions to financial advisers ($138 or 17.5%) and (ii) an allocation on account of overhead and other branch office distribution-related expenses ($132 or 16.7%). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating the Prudential Securities' branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.


    The Class A and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Trustees, including a majority vote of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or by the vote of the holders of a majority of the outstanding shares of the Fund on not more than 30 days' written notice to any other party to the Plans. The Plans may be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class, and all material amendments are required to be approved by the Trustees in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan after it is terminated or not continued.

    Pursuant to each Plan, the Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by Prudential Securities. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Trustees shall be committed to the Rule 12b-1 Trustees.


    Pursuant to the Distribution Agreement, the Fund has agreed to indemnify Prudential Securities to the extent permitted by applicable law against certain liabilities under the federal securities laws. The Distribution Agreement was last approved by the Board of Trustees, including a majority of the Rule 12b-1 Trustees on May 28, 1997.


    On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators in 51 jurisdictions and the NASD to resolve allegations that PSI sold interests in more than 700 limited partnerships (and a limited number of other types of securities) from January 1, 1980 through December 31, 1990, in violation of securities laws to persons for whom such securities were not suitable in light of the individuals' financial condition or investment objectives. It was also alleged that the safety, potential returns and liquidity of the investments had been misrepresented. The limited partnerships principally involved real estate, oil and gas producing properties and aircraft leasing ventures. The SEC Order (i) included findings that PSI's conduct violated the federal securities laws and that an order issued by the SEC in 1986 requiring PSI to adopt, implement and maintain certain supervisory procedures had not been complied with; (ii) directed PSI to cease and desist from violating the federal securities laws and imposed a $10 million civil penalty; and (iii) required PSI to adopt certain remedial measures including the establishment of a Compliance Committee of its Board of Directors. Pursuant to the terms of the SEC settlement, PSI established a settlement fund in the amount of $330,000,000 and procedures, overseen by a court approved Claims Administrator, to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for that purpose. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action. In settling the above referenced matters, PSI neither admitted nor denied the allegations asserted against it.

    On January 18, 1994, PSI agreed to the entry of a Final Consent Order and a Parallel Consent Order by the Texas Securities Commissioner. The firm also entered into a related agreement with the Texas Securities Commissioner. The allegations were that the firm had engaged in improper sales practices and other improper conduct resulting in pecuniary losses and other harm to investors residing in Texas with respect to purchases and sales of limited partnership interests during the period of January 1, 1980 through December 31, 1990. Without admitting or denying the allegations, PSI consented to a reprimand, agreed to cease and desist from future violations, and to provide voluntary donations to the State of Texas in the aggregate amount of $1,500,000. The firm agreed to suspend the creation of new customer accounts, the general solicitation of new accounts, and the offer for sale of securities in or from PSI's North Dallas office to new customers during a period of twenty consecutive business days, and agreed that its other Texas offices would be subject to the same restrictions for a period of five consecutive business days. PSI also agreed to institute training programs for its securities salesmen in Texas.


    On October 27, 1994, Prudential Securities Group, Inc. (PSG) and PSI entered into agreements with the United States Attorney deferring prosecution (provided PSI complies with the terms of the agreement for three years) for any alleged criminal activity related to the sale of certain limited partnership programs from 1983 to 1990. In connection with these agreements, PSI agreed to add the sum of $330,000,000 to the fund established by the SEC and executed a stipulation providing for a reversion of such funds to the United States Postal Inspection Service. PSI further agreed to obtain a mutually acceptable outside director to sit on the Board of Directors of PSG and the Compliance Committee of PSI. The new director serves as an independent "ombudsman" whom PSI employees can call anonymously with complaints about ethics and compliance. Prudential Securities reports any allegations or instances of criminal conduct and material improprieties to the new director. The new director submits compliance reports which identify all such allegations or instances of criminal conduct and material improprieties every three months and will continue to do so for a three-year period.


    NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not required to be included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1%. The 6.25% limitation applies to the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of the total gross sales of any class, all sales charges on shares of that class would be suspended.

                             PORTFOLIO TRANSACTIONS

    The Manager is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures contracts, for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. For purposes of this section, the term "Manager" includes the Subadviser. The Fund does not normally incur any brokerage commission expense on such transactions. The instruments purchased by the Fund are generally traded on a "net" basis, with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or an affiliate thereof), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the Securities and Exchange Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future, in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations. The Fund will not deal with Prudential Securities or its affiliates on a principal basis.

    In placing orders for portfolio securities of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable under the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Manager may consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions for such other accounts, whose aggregate assets are far larger than the Fund's, and the services furnished by such brokers may be used by the Manager in providing investment management for the Fund. While such services are useful and important in supplementing its own research and facilities, the Manager believes that the value of such services is not determinable and does not significantly reduce expenses. The Fund does not reduce the advisory fee it pays to the Manager by any amount that may be attributed to the value of such services. The Fund will not pay for research in principal transactions.

    Subject to the above considerations, Prudential Securities may act as a securities broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures being purchased or sold during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Trustees of the Fund, including a majority of the noninterested Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) under the Securities Exchange Act of 1934, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed on Prudential Securities (or any affiliate) by applicable law.


    For the fiscal year ended June 30, 1997, the Fund paid brokerage commissions of $2,216, none of which was paid to Prudential Securities. For the fiscal year ended June 30, 1996, the Fund did not pay any brokerage commissions and for the fiscal year ended 1995, the Fund paid brokerage commissions of $4,215, none of which was paid to Prudential Securities.


                     PURCHASE AND REDEMPTION OF FUND SHARES

    Shares of the Fund may be purchased at a price equal to the next determined net asset value per share, plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares) or
(ii) on a deferred basis (Class C shares). See "Shareholder Guide--Alternative Purchase Plan" in the Prospectus.

    Each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees, (ii) each class has exclusive voting rights with respect to any matter submitted to shareholders that relates solely to its distribution arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of the other class and (iii) each class has a different exchange privilege. See "Distributor" and "Shareholder Investment Account--Exchange Privilege."

SPECIMEN PRICE MAKE-UP


    Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at a maximum sales charge of 3% and Class C* shares are sold at net asset value. Using the Fund's net asset value at June 30, 1997, the maximum offering price of the Fund's shares is set forth below.



CLASS A
      Net asset value and redemption price per Class A share.............................  $    9.35
                                                                                           ---------
      Maximum sales charge (3% of offering price)........................................        .29
                                                                                           ---------
      Offering price to public...........................................................  $    9.64
                                                                                           ---------
                                                                                           ---------
CLASS C
      Net asset value, offering price and redemption price per Class C share*............  $    9.34
                                                                                           ---------


------------------------

* Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

REDUCED INITIAL SALES CHARGES--CLASS A SHARES

    COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "Shareholder
Guide--Alternative Purchase Plan" in the Prospectus.

    An eligible group of related Fund investors includes any combination of the following:

    (a) an individual;

    (b) the individual's spouse, their children and their parents;

    (c) the individual's and spouse's Individual Retirement Account (IRA);

    (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

    (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

    (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

    (g) one or more employee benefit plans of a company controlled by an individual.

    In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more retirement or group plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

    RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of the shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day. See "How the Fund Values its Shares" in the Prospectus.

    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.

    LETTERS OF INTENT. Reduced sales charges are also available to investors (or an eligible group of related investors), including retirement and groups plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential Mutual Funds (Investment Letter of Intent). Retirement and group plans may also qualify to purchase Class A shares at net asset value by entering into a Letter of Intent whereby they agree to enroll, within a thirteen-month period, a specified number of eligible employees or participants (Participant Letter of Intent).

    For purposes of the Investment Letter of Intent, all shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities.

    A Letter of Intent permits a purchaser, in the case of an Investment Letter of Intent, to establish a total investment goal to be achieved by any number of investments over a thirteen-month period and, in the case of a Participant Letter of Intent, to establish a minimum eligible employee or participant enrollment goal over a thirteen-month period. Each investment made during the period, in the case of an Investment Letter of Intent, will receive the reduced sales charge applicable to the amount represented by the goal as if it were a single investment. In the case of a Participant Letter of Intent, each investment made during the period will be made at net asset value. Escrowed Class A shares totalling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of an Investment Letter of Intent (except in the case of retirement and group plans) may be back-dated up to 90 days, in order that any investment made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

    The Investment Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. Similarly, the Participant Letter of Intent does not obligate the retirement or group plan to enroll the indicated number of eligible employees or participants. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will, in the case of an Investment Letter of Intent, be granted subject to confirmation of the investor's holdings or, in the case of a Participant Letter of Intent, subject to confirmation of the number of eligible employees or participants in the retirement or group plan. Letters of Intent are not available to any individual participants in any retirement or group plans.

                         SHAREHOLDER INVESTMENT ACCOUNT

    Upon the initial purchase of shares of the Fund, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

    For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at net asset value per share on the payment date, unless the Trustees determine otherwise. An investor may direct the Transfer Agent in writing not less than five full business days prior to the payment date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such distribution at net asset value by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholder will receive credit for any contingent deferred sales charge paid in connection with the amount of proceeds being reinvested.

EXCHANGE PRIVILEGE

    The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of relative net asset value next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the Exchange Privilege is available for those funds eligible for investment in the particular program.

    It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

    CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other Prudential Mutual Funds and Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquire such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the exchange privilege.

    The following money market funds participate in the Class A exchange privilege:


       Prudential California Municipal Fund
         (California Money Market Series)
       Prudential Government Securities Trust
         (Money Market Series)
         (U.S. Treasury Money Market Series)
       Prudential Municipal Series Fund
         (Connecticut Money Market Series)
         (Massachusetts Money Market Series)
         (New Jersey Money Market Series)
         (New York Money Market Series)
       Prudential MoneyMart Assets, Inc. (Class A shares)
       Prudential Tax-Free Money Fund, Inc.



    CLASS C. Shareholders of the Fund may exchange their Class C shares for Class C shares of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, Inc. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase, rather than the date of the exchange.


    Class C shares of the Fund may also be exchanged for shares of Prudential Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period.

    At any time after acquiring shares of other funds participating in the Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class C shares of the Fund, without subjecting such shares to any CDSC. Shares of any fund participating in the Class C Exchange Privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class C shares of other funds without being subject to any CDSC.

    Additional details about the Exchange Privilege and prospectuses for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, Prudential Securities or Prusec. The Exchange Privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

    Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The overall cost is lower than it would be if a constant number of shares were bought at set intervals.

    Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class beginning in 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

    The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

    PERIOD OF
     MONTHLY
   INVESTMENTS:      $100,000     $150,000     $200,000     $250,000
------------------  -----------  -----------  -----------  -----------
25 Years             $     110    $     165    $     220    $     275
20 Years                   176          264          352          440
15 Years                   296          444          592          740
10 Years                   555          833        1,110        1,388
5 Years                  1,371        2,057        2,742        3,428
See "Automatic Savings Accumulation Plan."

------------------------

(1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.


(2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP)

    Under ASAP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or Prudential Securities account (including a Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Share certificates are not issued to ASAP participants.

    Futher information about this program and an application form can be obtained from the Transfer Agent, Prudential Securities or Prusec.

SYSTEMATIC WITHDRAWAL PLAN

    A systematic withdrawal plan is available for shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.


    In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at net asset value on shares held under this plan. See "Automatic Reinvestment of Dividends and/or Distributions."


    Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

    Withdrawal payments should not generally be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must generally be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (i) the purchase of Class A shares and (ii) the withdrawal of Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS

    Various tax-deferred retirement plans, including a 401(k) Plan, self-directed individual retirement accounts and "tax sheltered accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from Prudential Securities or the Transfer Agent.

    Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

INDIVIDUAL RETIREMENT ACCOUNTS

    An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                          TAX-DEFERRED COMPOUNDING(1)

CONTRIBUTIONS  PERSONAL
MADE OVER:    SAVINGS       IRA
-----------  ----------  ----------
10 years     $   26,165  $   31,291
15 years         44,675      58,649
20 years         68,109      98,846
25 years         97,780     157,909
30 years        135,346     244,692

------------------------

(1)The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in the IRA account will be subject to tax when withdrawn from the account.

                                NET ASSET VALUE


    The Fund computes its net asset value at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except days on which no orders to purchase, sell or redeem Fund shares have been received or on days on which changes in the value of the Fund's portfolio investments do not affect net asset value. In the event the New York Stock Exchange closes early on any business day, the net asset value of the Fund's shares shall be determined at a time between such closing and 4:15 P.M., New York time. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


    Under the Investment Company Act, the Trustees are responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Trustees, the value of each portfolio security for which quotations are available will be based on the valuation provided by an independent broker/dealer or pricing service. Pricing services consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations.

    Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by the Trustees. Short-term debt securities which mature in more than 60 days are valued at current market quotations. Short-term debt securities which mature in 60 days or less are valued at amortized cost if their term to maturity from the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their term to maturity from the date of purchase exceeded 60 days, unless the Trustees determine that such valuation does not represent fair value.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS


    The Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code). This relieves the Fund (but not its shareholders) from paying federal income tax on income which is distributed to shareholders, and permits net capital gains of the Fund (I.E., the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in the Fund.



    Qualification as a regulated investment company requires, among other things, that (a) at least 90% of the Fund's annual gross income (without reduction for losses from the sale or other disposition of securities) be derived from interest, dividends, payments with respect to securities loans and gains from the sale or other disposition of securities or options thereon, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) the Fund derive less than 30% of its gross income from gains (without reduction for losses) from the sale or other disposition of securities, options thereon, futures contracts, options thereon and forward contracts held for less than three months; (c) the Fund diversify its holdings so that, at the end of each quarter of the taxable year,
(i) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government obligations and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations) and (d) the Fund distribute to its shareholders at least 90% of its net investment income, including net short-term capital gains other than net capital gains, in each year. Effective for taxable years beginning after August 5, 1997, the Taxpayer Relief Act of 1997 repealed the 30% limitation on gains derived from securities held less than three months (the short-short rule) described in clause (b) of this paragraph. Accordingly, effective as of the Fund's taxable year beginning July 1, 1998, the Fund will no longer be required to comply with the short-short rule.



    Gains or losses on sales of securities by the Fund generally will be treated as long-term capital gains or losses if the securities have been held by it for more than 18 months, except in certain cases where the Fund acquires a put or writes a call thereon or otherwise holds an offsetting position with respect to the securities. Other gains or losses on the sale of securities will be short-term capital gains or losses.



    Gains and losses on the sale, lapse or other termination of options on securities will generally be treated as gains and losses from the sale of securities. Certain of the Fund's transactions may be subject to wash sale, short sale and constructive sale provisions of the Internal Revenue Code. In addition, debt securities acquired by the Fund may be subject to original issue discount and market discount rules.



    For federal income tax purposes, the Fund had a capital loss carryforward at June 30, 1997 of approximately $3,793,000, of which $559,000 expires in 2001, $2,044,000 expires in 2002, $742,000 expires in 2003 and $448,000 expires in
2004. The Fund will elect to treat net realized capital losses of approximately $3,410,400 incurred in the eight month period ended June 30, 1997 as having been incurred in the following year. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amount.



    "Regulated futures contracts" and certain listed options which are not "equity options" constitute "Section 1256 contracts" and will be required to be "marked to market" for federal income tax purposes at the end of the Fund's taxable year; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on such "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss and the remainder will be treated as short-term capital gains or loss. In addition, positions which are part of a "straddle" will be subject to certain wash sale, short sale and constructive sale provisions of the Internal Revenue Code. The Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by the Fund.



    Distributions of net investment income and net short-term gains (i.e., the excess of net short-term capital gains over net long-term capital losses) will be taxable to the shareholder at ordinary income rates regardless of whether the shareholder receives such distributions in additional shares or cash. Distributions of net capital gains, if any, are taxable as long-term capital gains regardless of how long the investor has held his or her Fund shares. However, if a shareholder holds shares in the Fund for not more than six months, then any loss recognized on the sale of such shares will be treated as long-term capital loss to the extent of any distribution on the shares which was treated as long-term capital gain. Shareholders will be notified annually by the Fund as to the federal tax status of distributions made by the Fund.


    The Fund is subject to a nondeductible 4% excise tax if it does not distribute 98% of its ordinary income on a calendar year basis and 98% of its capital gains on an October 31 year-end basis. The Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax. Dividends and distributions generally are taxable to shareholders in the year in which they are received or accrued; however, dividends declared in October, November and December payable to shareholders of record on a specified date in October, November and December and paid in the following January will be treated as having been paid by the Fund and received by shareholders in such prior year. Under this rule, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

    Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

    Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund's assets to be invested in various countries is not known.

    A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

    The Fund declares dividends daily based on actual net investment income determined in accordance with generally accepted accounting principles. A portion of such dividend may also include projected net investment income. Such dividends will be payable monthly in additional shares of the Fund unless otherwise requested by the shareholder. The Fund's net capital gains, if any, will be distributed at least annually. In determining the amount of capital gains to be distributed, any capital loss carry forwards from prior years will be offset against capital gains. Dividends and distributions will be paid in additional Fund shares based on net asset value on the payment date or such other date as the Trustees may determine, unless the shareholder elects in writing not less than five full business days prior to the payment date to receive such distributions in cash. In the event that a shareholder's shares are redeemed on a date other than the monthly dividend payment date, the proceeds of such redemption will equal the net asset value of the shares redeemed plus the amount of all dividends declared through the date of redemption.

    Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the distribution date.

    Any dividends or distributions paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced. Distributions may be subject to additional state and local taxes. See "Taxes, Dividends and Distributions" in the Prospectus.

    The per share dividends on Class C shares will be lower than the per share dividends on Class A shares as a result of the higher distribution fee applicable with respect to the Class C shares.

                            PERFORMANCE INFORMATION


    The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A and Class C shares. This yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. The yield for the 30-day period ended June 30, 1997 for the Class A shares was 8.0% and for the Class C shares was 7.4%. Yield is calculated according to the following formula:


                  a - b
YIELD = 2 [(       cd       + 1)(6)-1]

Where:  a      =      dividends and interest earned during the period.
        b      =      expenses accrued for the period (net of reimbursements).
        c      =      the average daily number of shares outstanding during the period that were entitled to receive dividends.
        d      =      the maximum offering price per share on the last day of the period.

    Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period. Yields for the Fund will vary based on a number of factors including changes in net asset value, market conditions, the level of interest rates and the level of Fund income and expenses.

    AVERAGE ANNUAL TOTAL RETURN. The Fund may also advertise its average annual total return. Average annual total return is determined separately for Class A and Class C shares. See "How the Fund Calculates Performance" in the Prospectus.

    Average annual total return is computed according to the following formula:

                                P(1+T)(4) = ERV

Where:     P      =      a hypothetical initial payment of $1000.
           T      =      average annual total return.
           n      =      number of years.
         ERV      =      ending redeemable value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods.

    Average annual return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.


    The average annual total returns for Class A shares for the period September 9, 1991 (commencement of offering of the Class A shares) through June 30, 1997 and for the five and one year periods ended June 30, 1997 were 4.2%, 3.6% and 3.0%, respectively. The average annual total returns for Class C shares for the period November 1, 1994 (commencement of offering of the Class C shares) through June 30, 1997 and for the one year period ended June 30, 1997 were 5.5% and 4.6%, respectively.


    AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A and Class C shares. See "How the Fund Calculates Performance" in the Prospectus.

    Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed by the following formula:

                                    ERV_-_P
                                       P

Where:     P      =      a hypothetical initial payment of $1,000.
         ERV      =      ending redeemable value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

    Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.


    The aggregate total returns for Class A shares for the period September 9, 1991 (commencement of offering of the Class A shares) through June 30, 1997 and for the five and one year periods ended June 30, 1997 were 31.2%, 22.9% and 6.2%, respectively. The aggregate total returns for Class C shares for the period November 1, 1994 (commencement of offering of Class C shares) through June 30, 1997 and for the one year period ended June 30, 1997 were 15.2% and 5.6%, respectively.


    From time to time, the performance of the Fund may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long-term.(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     PERFORMANCE
Comparison of
Different
Types of Investments
Over the Long Term
(1/1926 - 6/30/97)
Common Shares              11.1%
Long-Term Bonds             5.1%
Inflation                   3.1%

------------------------

(1) Source: Ibbotson Associates, "Stocks, Bonds, Bills and Inflation--1997 Yearbook" (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

                  CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING
                       AGENT AND INDEPENDENT ACCOUNTANTS

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts, serves as Custodian for the Fund's portfolio securities and cash, and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Fund.


    Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer and Dividend Disbursing Agent of the Fund. It is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account, a new account set-up fee for each manually established account and a monthly inactive zero balance account fee per shareholder account. For the fiscal year ended June 30, 1997, such fees amounted to approximately $43,500. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications and other costs.



    Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

PORTFOLIO OF INVESTMENTS AS OF
JUNE 30, 1997
-------------------------------------------------------------------------
--------------------------------------------------------------------------

PRINCIPAL
AMOUNT
(000)        DESCRIPTION                    VALUE (NOTE 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--131.7%
------------------------------------------------------------
ASSET-BACKED SECURITIES--38.8%
$     766    AFC Mortgage Loan Trust,
                Series 1997-1, Class A,
                5.9075%(c), 3/25/27                 $   765,621
    1,000    Chase Credit Card Master Trust,
                Series 1996-4, Class A,
                5.8175%(c), 7/15/06                     998,750
      800    Chase Manhattan Auto Owner Trust,
                Series 1996-C, Class A3, 5.95%,
                11/15/00                                796,750
      753(b) Chase Manhattan Grantor Trust,
                Series 1996-B, Class A, 6.61%,
                9/15/02                                 756,841
             Chevy Chase Auto Receivable Trust,
      378    Series 1996-2, Class A, 5.90%,
                7/15/03                                 375,232
      900    Series 1997-2, Class A, 6.35%,
                1/15/04                                 899,297
      500    Discover Card Master Trust,
                Series 1996-4, Class A,
                6.0625%(c), 10/16/13                    505,234
      490    EQCC Home Equity Loan Trust,
                Series 1994-1, Class A, 5.80%,
                3/15/09                                 476,759
             First USA Credit Card Master Trust,
      500    Series 1994-6, Class A, 6.0375%(c),
                10/15/03                                503,985
      500    Series 1997-4, Class A, 5.8975%(c),
                2/17/10                                 500,078
      700    Ford Credit Auto Lease Trust,
                Series 1996-1, Class A2, 5.80%,
                5/15/99                                 699,125
      921    GMAC Grantor Trust,
                Series 1997-A, Class A, 6.50%,
                4/15/02                                 923,014
      874    Merrill Lynch Credit Corporation,
                Mortgage Loan,
                Series 1996-B, Class A,
                6.0875%(c), 7/15/21                     877,369

                       THE BLACKROCK GOVERNMENT INCOME TRUST

PRINCIPAL
AMOUNT
(000)        DESCRIPTION                    VALUE (NOTE 1)
------------------------------------------------------------
$     900    Olympic Automobile Receivables
                Trust,
                Series 1997-A, Class A2, 6.125%,
                8/15/00                             $   901,407
      500    Peoples Bank Credit Card Master
                Trust,
                Series 1996-1, Class A,
                5.8375%(c), 11/15/04                    500,547
             Salomon Brothers,
                Mortgage Trust Certificate,
      417    Series 1996-6B, Class A1, 6.10% (c),
                6/30/26                                 416,306
      408    Series 1996-6G, Class A1, 6.00% (c),
                9/30/27                                 407,189
                                                    -----------
             Total asset-backed securities
                (cost $11,302,951)                   11,303,504
                                                    -----------
------------------------------------------------------------
MORTGAGE PASS-THROUGHS--53.1%
             Federal Home Loan Mortgage Corporation,
    2,419(a) 9.00%, 9/01/05 - 11/01/05, 15 Year       2,492,059
      519    7.375%, 3/01/06, Multi-family              521,271
      743    Federal Housing Administration,
             GMAC Commercial Mortgage,
                7.465%, 7/25/19                         750,929
             Federal National Mortgage
                Association,
    1,414(a) 8.00%, 3/01/08                           1,446,392
      704    8.50%, 12/01/10                            732,475
    2,289    8.50%, 6/01/08 - 1/01/16                 2,375,130
      894    7.179%, 9/01/28, ARM                       917,357
             Government National Mortgage
                Association, II
    1,500    5.50%, 12/20/99, 1 year CMT, ARM,
                TBA                                   1,482,975
    2,230(a) 7.25%, 4/15/06                           2,257,127
    1,540    7.125%, 9/20/23, 1 year CMT, ARM         1,577,854
      888(a) 7.50%, 1/20/25, 1 year CMT, ARM            914,290
                                                    -----------
             Total mortgage pass-throughs
                (cost $15,596,599)                   15,467,859
                                                    -----------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS AS OF
JUNE 30, 1997
-------------------------------------------------------------------------
--------------------------------------------------------------------------

PRINCIPAL
AMOUNT
(000)        DESCRIPTION                    VALUE (NOTE 1)
------------------------------------------------------------
Multiple Class Mortgage Pass-Throughs--25.9%
             Residential Asset Security Trust,
                Incorporated,
                Mortgage Certificate,
$     416    Series 1996-A8, Class A1, 8.00%,
                12/25/26                            $   422,354
      374    Series 1997-A1, Class A1, 7.00%,
                3/25/27                                 375,983
             Federal Home Loan Mortgage Corporation,
      906    Series 1561, Class ZB, 6.00%,
                8/15/06                                 893,220
      969    Series 19, Class F, 6.57%, 6/01/28,
                ARM                                     977,866
             Federal National Mortgage
                Association,
      950    Trust 1996-T6, Class C, 6.20%,
                2/26/01                                 936,409
      864    Trust 1993-192, Class 192-Z, 5.75%,
                8/25/06                                 849,246
      500    Trust 1994-12, Class 12-PE, 5.75%,
                4/25/07                                 490,480
    1,029    Trust I, Class-2, 11.50%, 4/01/09        1,158,182
    1,439    Trust 1997-15, Class 15-FA, 6.02%,
                4/25/27, ARM                          1,437,989
                                                    -----------
             Total multiple class mortgage
                pass-throughs
                (cost $7,476,182)                     7,541,729
                                                    -----------

                       THE BLACKROCK GOVERNMENT INCOME TRUST

PRINCIPAL
AMOUNT
(000)        DESCRIPTION                    VALUE (NOTE 1)
------------------------------------------------------------
U.S GOVERNMENT SECURITIES--13.9%
$   4,040(a) United States Treasury Note,
                6.375%, 5/15/00
                (cost $4,063,101)                   $ 4,055,150
                                                    -----------
             Total long-term investments
                (cost $38,438,833)                   38,368,242
                                                    -----------
SHORT-TERM INVESTMENTS--1.8%
------------------------------------------------------------
REPURCHASE AGREEMENT--1.8%
      540    State Street Bank & Trust Company,
                5.60%, due 7/1/97 in the amount
                of $540,084 (cost $540,000 value
                of collateral including accrued
                interest is $558,892)                   540,000
                                                    -----------
------------------------------------------------------------
TOTAL INVESTMENTS--133.5%
             (cost $38,978,833; Note 4)              38,908,242
             Liabilities in excess of other
                assets--(33.5%)                      (9,776,144)
                                                    -----------
             Net Assets--100%                       $29,132,098
                                                    -----------
                                                    -----------

---------------
ARM--Adjustable Rate Mortgage
CMT--Constant Maturity Treasury
TBA-- Securities purchased on a delayed delivery basis with an approximate principal amount and maturity date. The actual principal amount and the maturity date will be determined upon settlement.
(a) All or a portion of principal amount pledged as collateral for reverse repurchase agreements.
(b) All or a portion of principal amount pledged as collateral for futures transactions.
(c) Rate shown reflects current rate of variable rate instruments.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES       THE BLACKROCK GOVERNMENT INCOME TRUST
-------------------------------------------------------------------------------

ASSETS                                                                                                            JUNE 30, 1997
                                                                                                                  -------------
Investments, at value (cost $38,978,833)....................................................................       $38,908,242
Cash........................................................................................................             1,652
Receivable for investments sold.............................................................................         1,394,221
Interest receivable.........................................................................................           329,074
Receivable for Fund shares sold.............................................................................            20,527
Due from broker-variation margin............................................................................             6,628
                                                                                                                  -------------
   Total assets.............................................................................................        40,660,344
                                                                                                                  -------------
LIABILITIES
Reverse repurchase agreements...............................................................................         7,624,875
Payable for investments purchased...........................................................................         3,683,488
Payable for Fund shares reacquired..........................................................................            66,819
Dividends payable...........................................................................................            34,924
Management fee payable......................................................................................            12,077
Interest payable............................................................................................             9,343
Distribution fee payable....................................................................................             3,632
Accrued expenses............................................................................................            93,088
                                                                                                                  -------------
   Total liabilities........................................................................................        11,528,246
                                                                                                                  -------------
NET ASSETS..................................................................................................       $29,132,098
                                                                                                                  -------------
                                                                                                                  -------------
Net assets were comprised of:
   Shares of beneficial interest, at par....................................................................       $    31,168
   Paid-in capital in excess of par.........................................................................        36,414,996
                                                                                                                  -------------
                                                                                                                    36,446,164
   Distributions in excess of net investment income.........................................................           (34,924)
   Accumulated net realized loss on investments.............................................................        (7,213,585)
   Net unrealized depreciation on investments...............................................................           (65,557)
                                                                                                                  -------------
Net assets, June 30, 1997...................................................................................       $29,132,098
                                                                                                                  -------------
                                                                                                                  -------------
Class A:
   Net asset value and redemption price per share
      ($29,115,935 / 3,114,609 shares of beneficial interest issued and outstanding)........................             $9.35
   Maximum sales charge (3.0% of offering price)............................................................               .29
   Maximum offering price to public.........................................................................             $9.64
                                                                                                                  -------------
                                                                                                                  -------------
Class C:
   Net asset value, offering price and redemption price per share
      ($16,163 / 1,730 shares of beneficial interest issued and outstanding)................................             $9.34
                                                                                                                  -------------
                                                                                                                  -------------

-------------------------------------------------------------------------------


See Notes to Financial Statements.

THE BLACKROCK GOVERNMENT INCOME TRUST
STATEMENT OF OPERATIONS
------------------------------------------------------------

                                                      Year
                                                     Ended
                                                    June 30,
NET INVESTMENT INCOME                                 1997
                                                    --------
Income
   Interest and discount earned.................   $2,840,963
                                                   ----------
Expenses
   Management fee...............................      166,647
   Distribution fee--Class A....................       49,853
   Distribution fee--Class C....................          707
   Custodian's fees and expenses................       73,000
   Transfer agent's fees and expenses...........       52,000
   Reports to shareholders......................       46,000
   Registration fees............................       38,000
   Legal fees and expenses......................       30,000
   Audit fee....................................       27,000
   Trustees' fees and expenses..................       22,000
   Miscellaneous................................       10,897
   Amortization of deferred organization
      expense...................................        4,961
                                                   ----------
       Total operating expenses.................      521,065
   Interest expense.............................      577,603
                                                   ----------
       Total expenses...........................    1,098,668
                                                   ----------
Net investment income...........................    1,742,295
                                                   ----------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS
Net realized loss on:
   Investment transactions......................   (3,334,709)
   Financial futures contracts..................      (77,713)
   Short sale transactions......................       (8,468)
                                                   ----------
                                                   (3,420,890)
                                                   ----------
Net change in unrealized depreciation on:
   Investments..................................    3,617,686
   Financial futures contracts..................       57,225
                                                   ----------
                                                    3,674,911
                                                   ----------
Net gain on investments.........................      254,021
                                                   ----------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS.......................   $1,996,316
                                                   ----------
                                                   ----------


THE BLACKROCK GOVERNMENT INCOME TRUST
STATEMENT OF CASH FLOWS
------------------------------------------------------------

                                                     Year
                                                    Ended
                                                   June 30,
INCREASE (DECREASE) IN CASH                          1997
                                                   --------
Cash flows provided by operating activities:
   Interest received..........................   $  3,082,273
   Operating expenses paid....................       (599,523)
   Interest expense paid......................       (577,002)
   Purchase of long-term portfolio
      investments.............................    (98,818,537)
   Sale of long-term portfolio investments....    108,255,166
   Sale of short-term portfolio investments,
      net.....................................        171,793
   Variation margin on futures................        (43,756)
   Deferred organization and other assets.....           (708)
                                                 ------------
   Net cash provided by operating
      activities..............................     11,469,706
                                                 ------------
Cash flows used for financing activities:
   Net proceeds from shares subscribed........      1,187,699
   Payments on shares reacquired..............    (10,525,565)
   Cash dividends paid(a).....................       (748,664)
   Net payments for reduction of reverse
      repurchase agreements...................     (1,382,628)
                                                 ------------
   Net cash used for financing activities.....    (11,469,158)
                                                 ------------
Net increase in cash..........................            548
Cash at beginning of year.....................          1,104
                                                 ------------
Cash at end of year...........................   $      1,652
                                                 ------------
                                                 ------------
RECONCILIATION OF NET INCREASE IN NET ASSETS
TO NET CASH PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting from
   operations.................................   $  1,996,316
                                                 ------------
Decrease in investments.......................      7,706,214
Net realized loss on investment
   transactions...............................      3,420,890
Decrease in unrealized depreciation...........     (3,674,911)
Increase in receivable for investments sold...       (282,620)
Decrease in interest receivable...............        223,382
Increase in due from broker-variation
   margin.....................................         (6,628)
Decrease in other assets......................          4,253
Increase in payable for investments
   purchased..................................      2,177,337
Increase in interest payable..................            601
Decrease in accrued expenses and other
liabilities...................................        (78,458)
Decrease in variation margin payable..........        (16,670)
                                                 ------------
   Total adjustments..........................      9,473,390
                                                 ------------
Net cash provided by operating activities.....   $ 11,469,706
                                                 ------------
                                                 ------------

---------------
(a) Non-cash financing activity not included herein consists of reinvestment of dividends and distributions of $1,031,449.
--------------------------------------------------------------------------------


See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS        THE BLACKROCK GOVERNMENT INCOME TRUST
-------------------------------------------------------------------------------

                                                                                                        Year Ended June 30,
                                                                                                        -------------------
INCREASE (DECREASE)                                                                                   1997               1996
IN NET ASSETS                                                                                         ----               ----
Operations:
   Net investment income.....................................................................      $ 1,742,295       $  2,449,186
   Net realized gain (loss) on investment transactions.......................................       (3,420,890)           196,234
   Net change in unrealized appreciation (depreciation) on investments.......................        3,674,911           (473,514)
                                                                                                   -----------       ------------
   Net increase in net assets resulting from operations......................................        1,996,316          2,171,906
                                                                                                   -----------       ------------
Net equalization debits......................................................................               --             (5,142)
                                                                                                   -----------       ------------
Dividends and distributions (Note 1):
   Dividends from net investment income:
      Class A................................................................................       (1,718,151)        (2,374,095)
      Class B................................................................................               --            (51,187)
      Class C................................................................................           (4,281)            (1,632)
                                                                                                   -----------       ------------
                                                                                                    (1,722,432)        (2,426,914)
                                                                                                   -----------       ------------
   Tax return of capital distributions:
      Class A................................................................................          (37,724)          (116,602)
      Class B................................................................................               --             (2,514)
      Class C................................................................................              (94)               (80)
                                                                                                   -----------       ------------
                                                                                                       (37,818)          (119,196)
                                                                                                   -----------       ------------
Fund share transactions (net of share conversions) (Note 6):
   Net proceeds from shares subscribed.......................................................        1,201,635            795,510
   Net asset value of shares issued in reinvestment of dividends and distributions...........        1,031,449          1,488,750
   Cost of shares reacquired.................................................................      (10,451,900)       (13,712,371)
                                                                                                   -----------       ------------
   Net decrease in net assets from Fund share transactions...................................       (8,218,816)       (11,428,111)
                                                                                                   -----------       ------------
Total decrease...............................................................................       (7,982,750)       (11,807,457)
NET ASSETS
Beginning of year............................................................................       37,114,848         48,922,305
                                                                                                   -----------       ------------
End of year..................................................................................      $29,132,098       $ 37,114,848
                                                                                                   -----------       ------------
                                                                                                   -----------       ------------

--------------------------------------------------------------------------------


See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS             THE BLACKROCK GOVERNMENT INCOME TRUST
-------------------------------------------------------------------------------
The BlackRock Government Income Trust (the 'Fund'), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was organized as an unincorporated business trust in Massachusetts on June 13, 1991 and had no operations until the issuance of 10,000 shares of beneficial interest for $100,000 on July 18, 1991 to Prudential Investments Fund Management LLC ('PIFM'). Investment operations commenced on September 9, 1991. The Fund's primary objectives are to provide low volatility of net asset value and high monthly income, primarily through investment in U.S. Government securities and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The ability of issuers of debt securities, other than those issued or guaranteed by the U.S. Government, to meet their obligations may be affected by economic developments in a specific industry or region.
------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: The Fund values mortgage-backed, asset-backed and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Board of Trustees. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. Futures contracts are valued at the last sale price as of the close of the commodities exchange on which they trade unless the Fund's Board of Trustees determines that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Fund's Board of Trustees.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

Securities for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Trustees.

In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as 'initial margin'. Subsequent payments, known as 'variation margin', are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS             THE BLACKROCK GOVERNMENT INCOME TRUST
-------------------------------------------------------------------------------
has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

Short Sales: The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow the particular security and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Cash Flow Information: The Fund invests in securities and distributes dividends from net investment income and from net realized gains which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing discounts or premiums on debt obligations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses on sales of portfolio securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Fund accretes discount or amortizes premium on securities purchased using the effective interest method. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Taxes: It is the Fund's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient amounts of its taxable income to shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Fund declares daily and pays dividends monthly first from net investment income then from realized short-term capital gains, if any, and other sources, if necessary. Net long-term capital gains, if any, are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Equalization: Effective July 1, 1996, the Fund discontinued the accounting practice of equalization. Equalization is a practice whereby a portion of the proceeds from sales and costs of repurchases of capital shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. A portion ($87,466) of undistributed net investment income at June 30, 1996, resulting from equalization was transferred to paid-in capital in excess of par. Such reclassification has no effect on net assets, results of operations, or net asset value per share.

Deferred Organization Expenses: A total of $135,000 was incurred in connection with the organization of the Fund. Such amount was deferred and amortized over a period of sixty months ended September, 1996.
-------------------------------------------------------------------------------
NOTE 2. AGREEMENTS
The Fund has a management agreement with PIFM. Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with BlackRock Financial Management, Inc. ('BFM'). BFM furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the costs of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly at an annual rate of .50 of 1% of the Fund's average daily net assets. PIFM pays BFM, as compensation for its services pursuant to the subadvisory agreement, a fee at the annual rate of .25 of 1% of the Fund's average daily net assets.

The Fund has a distribution agreement with Prudential Securities Incorporated ('PSI') which acts as the distributor of the Class A and Class C
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS             THE BLACKROCK GOVERNMENT INCOME TRUST
-------------------------------------------------------------------------------
shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A and Class C shares, pursuant to plans of distribution (the 'Class A and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A and C Plans, the Fund compensates PSI for distribution-related activities at an annual rate of up to .30 of 1% and 1% of the average daily net assets of the Class A and C shares, respectively. Such expenses under the Class A and Class C Plans were .15% and .75%, respectively, of the average daily net assets of Class A and Class C shares for the year ended June 30, 1997.

PSI has advised the Fund that it has received approximately $3,900 in front-end sales charges resulting from sales of Class A shares during the year ended June 30, 1997. From these fees, PSI paid such sales charges to dealers which in turn paid commissions to salespersons and incurred other distribution costs.

With respect to the Class C Plan, PSI advised the Fund that for the year ended June 30, 1997, it received approximately $600 in contingent deferred sales charges imposed upon certain redemptions by Class C shareholders.

PSI and PIFM are indirect wholly-owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a credit agreement (the 'Agreement') on December 31, 1996 with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. The Agreement expires on December 30, 1997. Interest on any such borrowings outstanding will be at market rates. The purposes of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement as of June 30, 1997. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds.
------------------------------------------------------------
NOTE 3. OTHER TRANSACTIONS WITH AFFILIATES
Prudential Mutual Fund Services LLC ('PMFS'), a wholly-owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended June 30, 1997, the Fund incurred fees of approximately $43,500 for the services of PMFS. As of June 30, 1997, approximately $3,300 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
NOTE 4. PORTFOLIO SECURITIES
Purchases and sales of investment securities, other than short-term investments for the year ended June 30, 1997 aggregated $100,995,874 and $95,795,068, respectively.

The federal income tax basis of the Fund's investments at June 30, 1997 was $38,984,115 and, accordingly, net unrealized depreciation for federal income tax purposes was $75,873 (gross unrealized appreciation--$84,905; gross unrealized depreciation--$160,778).

During the year ended June 30, 1997 the Fund entered into financial futures contracts. Details of open futures contracts at June 30, 1997 are as follows:

                                                  VALUE AT       VALUE AT        UNREALIZED
NUMBER OF                         EXPIRATION       TRADE         JUNE 30,       APPRECIATION
CONTRACTS           TYPE             DATE           DATE           1997        (DEPRECIATION)
---------     ----------------    -----------    ----------     ----------     --------------
              Short position:
    31          5 yr. T-Note      Sept. 1997     $3,282,423     $3,282,609         $ (186)
               Long position:
     2         30 yr. T-Bond      Sept. 1997        216,905        222,125          5,220
                                                                                    -----
                                                                                   $5,034
                                                                                    -----
                                                                                    -----

For federal income tax purposes, the Fund had a capital loss carryforward at June 30, 1997 of approximately $3,793,000 of which $559,000 expires in 2001, $2,044,000 expires in 2002, $742,000 expires in 2003, and $448,000 expires in
2004. The Fund will elect to treat net realized capital losses of approximately $3,410,400 incurred in the eight months period ended June 30, 1997 as having been incurred in the following fiscal year. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amount.
------------------------------------------------------------
NOTE 5. BORROWINGS
The Fund enters into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Board of Trustees. Reverse repurchase agreements are a technique involving leverage and are considered a borrowing of the Fund thereby causing the Fund's total assets to exceed its net assets. In a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed date and price. During this time, the Fund continues to receive the principal and interest payments from that security. At the end of the term, the Fund receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS             THE BLACKROCK GOVERNMENT INCOME TRUST
-------------------------------------------------------------------------------
The Fund had outstanding reverse repurchase agreements at June 30, 1997 as follows:

                                                        AMOUNT
  DATE       MATURITY      PRINCIPAL     INTEREST       DUE AT
  SOLD         DATE         AMOUNT         RATE        MATURITY
---------    ---------    -----------    --------     ----------
 06/13/97     07/24/97    $   862,000        5.63%    $  867,527
 06/23/97     07/24/97      2,819,000        5.61      2,832,618
 06/25/97     07/01/97      3,943,875        5.38      3,947,408
                          -----------
                          $ 7,624,875
                          -----------
                          -----------

The average daily balance of reverse repurchase agreements outstanding during the year ended June 30, 1997 was approximately $10,695,000 at a weighted average interest rate of approximately 5.40%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the year was $15,482,969 as of October 31, 1996.
------------------------------------------------------------
NOTE 6. CAPITAL
The Fund currently offers only Class A and Class C shares. Class A shares are sold with a front-end sales charge of up to 3%. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares, which were discontinued from being offered on November 1, 1994, automatically converted to Class A shares upon being held longer than one year from the date of purchase. On November 28, 1995, the remaining Class B shares converted to Class A shares.

The Fund has authorized an unlimited number of shares of beneficial interest at $.01 par value per share divided into three classes, of which two classes, designated Class A and Class C shares, are currently being offered.

Transactions in shares of beneficial interest were as follows:

Class A                                  SHARES        AMOUNT
-------------------------------------  ----------   ------------
Year ended June 30, 1997:
Shares sold..........................     121,896   $  1,138,130
Shares issued in reinvestment
  of dividends and distributions.....     110,261      1,027,696
Shares reacquired....................  (1,109,126)   (10,334,549)
                                       ----------   ------------
Net decrease in shares outstanding...    (876,969)  $ (8,168,723)
                                       ----------   ------------
                                       ----------   ------------




Class A                                  SHARES        AMOUNT
-------------------------------------  ----------   ------------
Year ended June 30, 1996:
Shares sold..........................      75,957   $    711,331
Shares issued in reinvestment
  of dividends and distributions.....     155,658      1,455,287
Shares reacquired....................  (1,435,603)   (13,420,680)
                                       ----------   ------------
Net decrease in shares outstanding
  before conversion..................  (1,203,988)   (11,254,062)
Shares issued upon conversion from
  Class B............................     237,999      2,230,509
                                       ----------   ------------
Net decrease in shares outstanding...    (965,989)  $ (9,023,553)
                                       ----------   ------------
                                       ----------   ------------




Class B
-------------------------------------
Period ended November 28, 1995(a):
Shares sold..........................         139   $      1,297
Shares issued in reinvestment
  of dividends and distributions.....       3,471         32,417
Shares reacquired....................     (28,748)      (266,771)
                                       ----------   ------------
Net decrease in shares outstanding
  before conversion..................     (25,138)      (233,057)
Shares reacquired upon conversion
  into Class A.......................    (238,015)    (2,230,509)
                                       ----------   ------------
Net decrease in shares outstanding...    (263,153)  $ (2,463,566)
                                       ----------   ------------
                                       ----------   ------------





Class C
-------------------------------------
Year ended June 30, 1997:
Shares sold..........................       6,842   $     63,505
Shares issued in reinvestment
  of dividends and distributions.....         403          3,753
Shares reacquired....................     (12,611)      (117,351)
                                       ----------   ------------
Net decrease in shares outstanding...      (5,366)  $    (50,093)
                                       ----------   ------------
                                       ----------   ------------
Year ended June 30, 1996:
Shares sold..........................       8,898   $     82,882
Shares issued in reinvestment
  of dividends and distributions.....         103          1,046
Shares reacquired....................      (2,665)       (24,920)
                                       ----------   ------------
Net increase in shares outstanding...       6,336   $     59,008
                                       ----------   ------------
                                       ----------   ------------

---------------
(a) On November 28, 1995, all outstanding Class B shares were converted to Class A shares.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS                      THE BLACKROCK GOVERNMENT INCOME TRUST
-------------------------------------------------------------------------------

                                                                    YEAR ENDED JUNE 30,
                                                  --------------------------------------------------------
                                                                          CLASS A
                                                  --------------------------------------------------------
                                                  1997(a)      1996       1995(a)     1994(a)       1993
                                                  -------     -------     -------     -------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $  9.28     $  9.37     $  9.29     $  9.67     $  10.07
                                                  -------     -------     -------     -------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.........................        .49         .51         .51         .45          .64
Net realized and unrealized gains (losses) on
   investments and foreign currency
   transactions...............................        .08        (.06)        .09        (.35)        (.41)
                                                  -------     -------     -------     -------     --------
   Total from investment operations...........        .57         .45         .60         .10          .23
                                                  -------     -------     -------     -------     --------
LESS DISTRIBUTIONS
Dividends from net investment income..........       (.49)       (.51)       (.52)       (.40)        (.63)
Tax return of capital distributions...........       (.01)       (.03)         --        (.08)          --
                                                  -------     -------     -------     -------     --------
   Total distributions........................       (.50)       (.54)       (.52)       (.48)        (.63)
                                                  -------     -------     -------     -------     --------
Net asset value, end of year..................    $  9.35     $  9.28     $  9.37     $  9.29     $   9.67
                                                  -------     -------     -------     -------     --------
                                                  -------     -------     -------     -------     --------
TOTAL RETURN(b):..............................       6.22%       4.98%       6.55%       1.02%        2.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $29,116     $37,049     $46,450     $69,912     $113,623
Average net assets (000)......................    $33,235     $42,598     $56,395     $91,849     $131,371
Ratios to average net assets:
   Total expenses.............................       3.45%       3.74%       2.19%       1.89%        1.94%
   Operating expenses, including distribution
      fee.....................................       1.56%       1.47%       1.31%       1.17%        1.05%
   Operating expenses, excluding distribution
      fee.....................................       1.41%       1.32%       1.16%       1.05%         .95%
   Net investment income......................       5.23%       5.51%       5.49%       4.94%        6.71%
FOR CLASS A, B AND C SHARES:
   Portfolio turnover rate....................        225%        173%        254%        209%         228%

BORROWINGS (FOR ALL CLASSES):
                                                                          AMOUNT OF DEBT        AVERAGE AMOUNT OF
                                                                        OUTSTANDING AT END      DEBT OUTSTANDING
YEAR ENDED                                                                OF YEAR (000)         DURING YEAR (000)
---------------------------------------------------------------------   ------------------     -------------------
June 30, 1997........................................................        $  7,625                $10,695
June 30, 1996........................................................           9,008                 15,626
June 30, 1995........................................................          19,872                  9,130
June 30, 1994........................................................           8,300                 18,840
June 30, 1993........................................................          24,386                 34,892


BORROWINGS (FOR ALL CLASSES):
                                                                                               AVERAGE AMOUNT OF
                                                                                                DEBT PER SHARE
                                                                        AVERAGE NUMBER OF         OUTSTANDING
                                                                       SHARES OUTSTANDING           DURING
YEAR ENDED                                                              DURING YEAR (000)            YEAR
---------------------------------------------------------------------  -------------------     -----------------
June 30, 1997........................................................          3,571                 $2.99
June 30, 1996........................................................          4,550                  3.43
June 30, 1995........................................................          6,389                  1.43
June 30, 1994........................................................         10,234                  1.84
June 30, 1993........................................................         13,517                  2.58

---------------
(a) Calculated based upon weighted average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------


See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS                      THE BLACKROCK GOVERNMENT INCOME TRUST
-------------------------------------------------------------------------------

                                                                          CLASS B                             CLASS C
                                                  -------------------------------------------------------     ---------
                                                    JULY 1,                                  SEPTEMBER 1,       YEAR
                                                      1995                                     1992(a)          ENDED
                                                    THROUGH         YEAR ENDED JUNE 30,        THROUGH        JUNE 30,
                                                  NOVEMBER 27,     ---------------------       JUNE 30,       ---------
                                                    1995(f)        1995(c)      1994(c)          1993          1997(c)
                                                  ------------     --------     --------     ------------     ---------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........      $   9.37        $ 9.29       $ 9.68         $ 9.97         $  9.28
                                                      ------       --------     --------         -----        ---------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.........................           .22           .48          .37            .47             .43
Net realized and unrealized gains (losses) on
   investments and foreign currency
   transactions...............................           .02           .09         (.37)          (.32)            .08
                                                      ------       --------     --------         -----        ---------
   Total from investment operations...........           .24           .57           --            .15             .51
                                                      ------       --------     --------         -----        ---------
LESS DISTRIBUTIONS
Dividends from net investment income..........          (.22)         (.49)        (.32)          (.44)           (.44)
Tax return of capital distributions...........          (.01)           --         (.07)            --            (.01)
                                                      ------       --------     --------         -----        ---------
   Total distributions........................          (.23)         (.49)        (.39)          (.44)           (.45)
                                                      ------       --------     --------         -----        ---------
Net asset value, end of period................      $   9.38        $ 9.37       $ 9.29         $ 9.68         $  9.34
                                                      ------       --------     --------         -----        ---------
                                                      ------       --------     --------         -----        ---------
TOTAL RETURN(e):..............................          2.63%         6.16%        (.01)%         1.39%           5.55%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............      $      0        $2,466       $3,845         $5,954         $    16
Average net assets (000)......................      $  1,820        $2,928       $5,778         $2,740         $    94
Ratios to average net assets:
   Total expenses.............................          3.87%(b)      2.56%        2.76%          2.89%(b)        4.05%
   Operating expenses, including distribution
      fee.....................................          1.52%(b)      1.68%        2.05%          1.95%(b)        2.16%
   Operating expenses, excluding distribution
      fee.....................................          1.32%(b)      1.16%        1.05%           .95%(b)        1.41%
   Net investment income......................          5.46%(b)      5.12%        4.06%          5.11%(b)        4.63%



                                                                NOVEMBER 1,
                                                                  1994(a)
                                                                  THROUGH
                                                                  JUNE 30,
                                                   1996           1995(c)
                                                -----------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $  9.37          $ 9.26
                                                -----------         -----
INCOME FROM INVESTMENT OPERATIONS
Net investment income.........................        .45             .23
Net realized and unrealized gains (losses) on
   investments and foreign currency
   transactions...............................       (.06)            .21
                                                -----------         -----
   Total from investment operations...........        .39             .44
                                                -----------         -----
LESS DISTRIBUTIONS
Dividends from net investment income..........       (.46)           (.33)
Tax return of capital distributions...........       (.02)             --
                                                -----------         -----
   Total distributions........................       (.48)           (.33)
                                                -----------         -----
Net asset value, end of period................    $  9.28          $ 9.37
                                                -----------         -----
                                                -----------         -----
TOTAL RETURN(e):..............................       4.31%           4.65%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............    $    66          $7,121(d)
Average net assets (000)......................    $    33          $1,335(d)
Ratios to average net assets:
   Total expenses.............................       4.10%           2.24%(b)
   Operating expenses, including distribution
      fee.....................................       2.07%           1.91%(b)
   Operating expenses, excluding distribution
      fee.....................................       1.32%           1.16%(b)
   Net investment income......................       4.91%           4.89%(b)

---------------
(a) Commencement of offering of shares.
(b) Annualized.
(c) Calculated based upon weighted average shares outstanding during the period.
(d) Amounts are actual and not rounded to nearest thousand.
(e) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than one full year are not annualized.
(f) Last day of investment operations of Class B shares. On November 28, 1995, all outstanding Class B shares were converted to Class A shares.
--------------------------------------------------------------------------------


See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS         THE BLACKROCK GOVERNMENT INCOME TRUST
-------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of The BlackRock Government Income Trust:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The BlackRock Government Income Trust (the 'Fund') at June 30, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 1997 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
August 21, 1997
--------------------------------------------------------------------------------

CHANGE OF INDEPENDENT ACCOUNTANTS         THE BLACKROCK GOVERNMENT INCOME TRUST
-------------------------------------------------------------------------------
Effective March 1, 1997, Deloitte & Touche LLP was terminated as the Fund's independent accountants. For the years ended June 30, 1996, 1995, 1994, 1993 and the period ended June 30, 1992, Deloitte & Touche LLP expressed an unqualified opinion on the Fund's financial statements. There were no disagreements between Fund management and Deloitte & Touche LLP prior to their termination. The Board of Trustees approved the termination of Deloitte & Touche LLP and the appointment of Price Waterhouse LLP as the Fund's independent accountants.
--------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------

The Shareholders and Board of Trustees of
The Blackrock Government Income Trust:

We have audited the accompanying statements of changes in net assets of The BlackRock Government Income Trust for the year ended June 30, 1996, and the financial highlights contained in the prospectus for each of the periods presented in the four years ended June 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the changes in net assets and the financial highlights of each of the respective portfolios of The BlackRock Government Income Trust for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
New York, New York
August 15, 1996

                   APPENDIX I--GENERAL INVESTMENT INFORMATION


    The following terms are used in mutual fund investing.

ASSET ALLOCATION

    Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work towards their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION


    Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.


DURATION

    Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer-term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

    Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, I.E., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

    Market timing--buying securities when prices are low and selling them when prices are relatively higher may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

    Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

                APPENDIX II--INFORMATION RELATING TO PRUDENTIAL



    Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "Management of the Fund--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1996 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.


INFORMATION ABOUT PRUDENTIAL


    The Manager and PIC(1)are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1996. Principal products and services include life and health insurance, other healthcare products, property and casualty insurance, securities brokerage, asset management, investment advisory services and real estate brokerage. Prudential (together with its subsidiaries) employs almost 81,000 persons worldwide, and maintains a sales force of approximately 11,500 agents and nearly 6,400 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.



    INSURANCE. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to nearly 50 million people worldwide. Long one of the largest issuers of individual life insurance, the Prudential has 22 million life insurance policies in force today with a face value of $1 trillion. Prudential has the largest capital base ($12.1 billion) of any life insurance company in the United States. The Prudential provides auto insurance for approximately 1.6 million cars and insures approximately 1.2 million homes.



    MONEY MANAGEMENT. Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1996, Prudential had more than $332 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part) manages over $190 billion in assets of institutions and individuals. In PENSIONS & INVESTMENTS, May 12, 1997, Prudential was ranked third in terms of total assets under management.



    REAL ESTATE. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 37,000 brokers and agents across the United States.(2)



    HEALTHCARE. Over two decades ago, the Prudential introduced the first federally-funded, for-profit HMO in the country. Today, approximately 4.6 million Americans receive healthcare from a Prudential managed care membership.



    FINANCIAL SERVICES. The Prudential Bank, a wholly-owned subsidiary of Prudential, has over $1 billion in assets and serves nearly 1.5 million customers across 50 states.


INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS


    As of June 30, 1997 Prudential Investments Fund Management was the fifteenth largest mutual fund company in the country with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.


    The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

------------------------


(1) Prudential Investments, a business group of PIC, serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as the subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates Capital Corp., as the subadviser to Prudential Jennison Series Fund, Inc. and Prudential Active Balanced Fund, a portfolio of Prudential Dryden Fund, Mercator Asset Management LP as the subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc. and BlackRock Financial Management, Inc. as subadviser to the BlackRock Government Income Trust. There are multiple subadvisers for The Target Portfolio Trust.



(2)  As of December 31, 1996.

    From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as THE WALL STREET JOURNAL, THE NEW YORK TIMES, BARRON'S and USA TODAY.


    EQUITY FUNDS. FORBES magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. FORBES considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Fund, a growth-style equity fund managed by Jennison Associates Capital Corp., a premier institutional equity manager and a subsidiary of Prudential.


    HIGH YIELD FUNDS. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor the 167 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.(3) Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

    Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

    Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from PULP AND PAPER FORECASTER to WOMEN'S WEAR DAILY--to keep them informed of the industries they follow.

    Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential mutual fund.

    Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

    Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

    Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

    TRADING DATA.(4) On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over
3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets.(5) Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities.(6)

------------------------

(3) As of December 31, 1995. The number of bonds and the size of the Fund are subject to change.

(4) Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-US accounts managed by Prudential Mutual Fund Investment Management, a division of PIC, for the year ended December 31, 1995.

(5) Based on 669 funds in Lipper Analytical Services categories of Short U.S. Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage funds.

(6)  As of December 31, 1994.

    Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services, Inc., the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.

INFORMATION ABOUT PRUDENTIAL SECURITIES

    Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 5,600 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1995, assets held by Prudential Securities for its clients approximated $168 billion. During 1994, over 28,000 new customer accounts were opened each month at PSI.(7)


    Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas. Prudential Securities is the only Wall Street firm to have its own in-house Certified Financial Planner (CFP) program. In the December 1995 issue of Registered Rep, an industry publication, Prudential Securities Financial Advisor training programs received a grade of A- (compared to an industry average of B+).



    In 1995, Prudential Securities' equity research team ranked 8th in INSTITUTIONAL INVESTOR magazine's 1995 "All America Research Team" survey. Five Prudential Securities analysts were ranked as first-team finishers.(8)


    In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial ArchitectSM, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

    For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

------------------------

(7)  As of December 31, 1994.


(8) On an annual basis, INSTITUTIONAL INVESTOR magazine surveys more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores were produced by taking the number of votes awarded to an individual analyst and weighting them based on the size of the voting institution. In total, the magazine sent its survey to more than 2,000 institutions and a group of European and Asian Institutions.

                                     PART C
                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

  (a)  FINANCIAL STATEMENTS:

       (1)Financial statements included in the Prospectus constituting Part A of this Registration Statement:

          Financial Highlights.

       (2) Financial statements included in the Statement of Additional Information constituting Part B of this Registration Statement:


           Portfolio of Investments at June 30, 1997.



           Statement of Assets and Liabilities at June 30, 1997.



           Statement of Operations for the fiscal year ended June 30, 1997.



           Statement of Changes in Net Assets for the years ended June 30, 1997 and June 30, 1996.


           Notes to Financial Statements.

           Financial Highlights.


           Report of Independent Accountants.


           Independent Auditors' Report.

  (b)  EXHIBITS:


       1.  (a) Declaration of Trust dated June 13, 1991.*
           (b) Certificate of Amendment to Declaration of Trust dated July 15, 1991.*
           (c) Certificate of Amendment to Declaration of Trust dated August 18, 1992.*
           (d) Amended and Restated Certificate of Designation dated October 31, 1994 incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 6 to the
           Registration Statement on Form N-1A (File No. 33-41224) filed via EDGAR on August
           31, 1995.

       2.  By-Laws.*

       4.  Specimen certificate for shares of beneficial interest, $.01 par value.*

       5.  (a) Management Agreement between the Registrant and Prudential Mutual Fund
           Management Inc. incorporated by reference to Exhibit 5(a) to Post-Effective
           Amendment No. 6 to the Registration Statement on Form N-1A (File No. 33-41224) filed via EDGAR on August 31, 1995.
           (b) Subadvisory Agreement among the Registrant, Prudential Mutual Fund Management,
           Inc. and BlackRock Financial Management, Inc. incorporated by reference to Exhibit
           5(b) to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A
           (File No. 33-41224) filed via EDGAR on August 31, 1995.

       6.  (a) Amendment to Distribution Agreement incorporated by reference to Exhibit 6(b) to
           Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A (File No.
           33-41224) filed via EDGAR on August 29, 1996.
           (b) Distribution Agreement between the Registrant and Prudential Securities
           Incorporated dated April 10, 1996 incorporated by reference to Exhibit 6(c) to
           Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A (File No.
           33-41224) filed via EDGAR on August 29, 1996.

       8.  (a) Custodian Contract between the Registrant and State Street Bank and Trust
           Company.*
           (b) Amendment to Custodian Contract between the Registrant and State Street Bank and
           Trust Company.*

       9.  Transfer Agency and Service Agreement between the Registrant and Prudential Mutual
           Fund Services, Inc.*

      10.  Opinion of Counsel.*

      11.  (a) Consent of Independent Accountants.*
           (b) Consent of Deloitte & Touche LLP.*

      13.  Not Applicable.

      15.  (a) Restated Distribution and Service Plan pursuant to Rule 12b-1 (Class A Shares)
           between the Registrant and Prudential Mutual Fund Distributors, Inc.*
           (b) Restated Distribution and Service Plan pursuant to Rule 12b-1 (Class B Shares)
           between the Registrant and Prudential Securities Incorporated.*
           (c) Distribution and Service Plan pursuant to Rule 12b-1 (Class C Shares) between the Registrant and Prudential Securities Incorporated.*

      16.  Schedule of Computation of Performance Quotations for Class A and Class C shares.*

      27.  Financial Data Schedules filed as Exhibit 27 for electronic purposes.*


       ---------------------
       * Filed herewith.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

    None.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.


    As of August 8, 1997, there were 2,444, and 7 record holders of shares of beneficial interest, $.01 par value per share, of the Class A and Class C shares, respectively, of the Registrant.


ITEM 27.  INDEMNIFICATION.

    Article V., Section 5.1 of the Registrant's Declaration of Trust provides that neither shareholders nor Trustees, officers, employees or agents shall be subject to personal liability to any other person, except (with respect to Trustees, officers, employees or agents) liability arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. Section 5.1 also provides that the Registrant will indemnify and hold harmless each shareholder against all claims and all expenses reasonably related thereto.


    As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act) and pursuant to Article XI of the Fund's By-laws (Exhibit 2 to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, Trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of each the Distribution Agreement (Exhibits 6(b), 6(c) and 6(d) to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.



    Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the Securities Act) may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such Trustees, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.


    The Registrant has purchased an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and trustees under certain circumstances.

    Section 9 of the Management Agreement (Exhibit 5(a) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit 5(b) to the Registration Statement) limit the liability of Prudential Investments Fund Management LLC (PIFM) and BlackRock Financial Management, Inc., respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.


    The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreements in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


    (i)  PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC


    See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Manager" in the Statement of Additional Information constituting Part B of this Registration Statement.


    The business and other connections of the officers of PIFM are listed in Schedules A and D of Form ADV of PMF as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).



    The business and other connections of PIFM's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.



NAME AND ADDRESS     POSITION WITH PIFM           PRINCIPAL OCCUPATIONS
-------------------  ---------------------------  ---------------------------------------------------------------------
Brian Storms         Officer-in-Charge,           President, Prudential Mutual Funds & Annuities (PMF&A); Officer-in-
                     President, Chief Executive   Charge, President, Chief Executive Officer and Chief Operating
                     Officer and Chief Operating  Officer, PIFM
                     Officer

Robert F. Gunia      Executive Vice President     Comptroller, Prudential Investments; Executive Vice President and
                     and Treasurer                Treasurer, PIFM; Senior Vice President, Prudential Securities
                                                  Incorporated.

Thomas A. Early      Executive Vice President,    Vice President and General Counsel, PMF&A; Executive Vice President,
                     Secretary and General        Secretary and General Counsel, PIFM
                     Counsel

Neil A. McGuinness   Executive Vice President     Executive Vice President and Director of Marketing, PMF&A; Executive
                                                  Vice President, PIFM

Robert J. Sullivan   Executive Vice President     Executive Vice President, PMF&A; Executive Vice President, PIFM


    (ii)  BLACKROCK FINANCIAL MANAGEMENT, INC.

    See "How the Fund is Managed--Subadviser" in the Prospectus constituting Part A of this Registration Statement and "Subadviser" in the Statement of Additional Information constituting Part B of this Registration Statement.

    BlackRock Financial Management, Inc. (BFM), the Subadviser, is a Delaware Corporation and is a registered investment adviser engaged in the investment advisory business. Information as to BFM's officers and directors is included in its Form ADV as currently on file with the Securities and Exchange Commission (File No. 80-32183) and is incorporated herein by reference thereto.

ITEM 29.  PRINCIPAL UNDERWRITERS

    (a) PRUDENTIAL SECURITIES INCORPORATED


    Prudential Securities Incorporated is distributor for The Target Portfolio Trust, The BlackRock Government Income Trust, Command Government Fund, Command Money Fund, Command Tax-Free Fund, The Global Total Return Fund, Inc., Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Allocation Fund, Prudential California Municipal Fund, Prudential Distressed Securities Fund, Inc., Prudential Diversified Bond Fund, Inc., Prudential Dryden Fund, Prudential Emerging Growth Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential Institutional Liquidity Portfolio, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential International Bond Fund, Inc., Prudential Jennison Series Fund, Inc., Prudential MoneyMart Assets, Inc.,

Prudential Mortgage Income Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Small Company Value Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Utility Fund, Inc., Prudential World Fund, Inc. Prudential Securities is also a depositor for the following unit investment trusts:



    The Corporate Investment Trust Fund


    Prudential Equity Trust Shares


    National Equity Trust


    Prudential Unit Trusts


    Government Securities Equity Trust


    National Municipal Trust



  (b) INFORMATION CONCERNING THE DIRECTORS AND OFFICERS OF PRUDENTIAL SECURITIES
                         INCORPORATED IS SET FORTH BELOW:



                                                      POSITIONS AND                                POSITIONS AND
                                                       OFFICES WITH                                OFFICES WITH
NAME(1)                                                UNDERWRITER                                  REGISTRANT
-----------------------  ------------------------------------------------------------------------  -------------
Alan D. Hogan..........  Executive Vice President and Director                                     None

George A. Murray.......  Executive Vice President and Director                                     None

Leland B. Paton........  Executive Vice President and Director                                     None
  One New York Plaza
  New York, NY 10292

Martin Pfinsgraff......  Executive Vice President, Chief Financial Officer and Director            None

Vincent T. Pica, II....  Executive Vice President and Director                                     None
  One New York Plaza
  New York, NY 10292

Hardwick Simmons.......  Chief Executive Officer, President and Director                           None

Lee B. Spencer, Jr.....  Executive Vice President, General Counsel, Secretary and Director         None

Brian Storms...........  Director                                                                  None
  751 Broad Street
  Newark, NJ 07102


--------------

(1) The address of each person named is One Seaport Plaza, New York, New York 10292 unless otherwise indicated.


  (c) REGISTRANT HAS NO PRINCIPAL UNDERWRITER WHO IS NOT AN AFFILIATED PERSON OF THE REGISTRANT.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS


    All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts, BlackRock Financial Management, Inc., 345 Park Avenue, New York, New York, the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, and Prudential Mutual Fund Services LLC, Raritan Plaza One, Edison, New Jersey. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11) and 31a-1(f) will be kept at BlackRock Financial Management, Inc., 345 Park Avenue, New York, New York, documents required by Rules 31a-1(b)(4) and
(11) and 31a-1(d) at One Seaport Plaza and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.

ITEM 31.  MANAGEMENT SERVICES

    Other than as set forth under the captions "How the Fund is Managed--Manager" and "How the Fund is Managed--Distributor" in the Prospectus and the captions "Manager" and "Distributor" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 32.  UNDERTAKINGS

    The Registrant makes the following undertaking:


       To furnish each person to whom a prospectus is delivered with a copy of the Fund's latest annual report upon request and without charge.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under Rule 485 (b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 25th day of August, 1997.

                       THE BLACKROCK GOVERNMENT INCOME TRUST

                       /s/ Richard A. Redeker
         -----------------------------------------------------------------------
                       (RICHARD A. REDEKER, PRESIDENT)

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                  SIGNATURE                                 TITLE               DATE
---------------------------------------------  -------------------------------  ----------------
/s/ Eugene C. Dorsey                           Trustee                           August 25, 1997
------------------------------------
  EUGENE C. DORSEY

/s/ Douglas H. McCorkindale                    Trustee                           August 25, 1997
------------------------------------
  DOUGLAS H. MCCORKINDALE

/s/ Richard A. Redeker                         President and Trustee             August 25, 1997
------------------------------------
  RICHARD A. REDEKER

/s/ Thomas T. Mooney                           Trustee                           August 25, 1997
------------------------------------
  THOMAS T. MOONEY

/s/ Grace C. Torres                            Treasurer and Principal           August 25, 1997
------------------------------------           Financial and Accounting
  GRACE C. TORRES                              Officer

                     THE BLACKROCK GOVERNMENT INCOME TRUST
                                 EXHIBIT INDEX


EXHIBIT
NUMBER     DESCRIPTION
---------  -------------------------------------------------------------------------------------------------------
1          (a) Declaration of Trust dated June 13, 1991.*
           (b) Certificate of Amendment to Declaration of Trust dated July 15, 1991.*
           (c) Certificate of Amendment to Declaration of Trust dated August 18, 1992.*
           (d) Amended and Restated Certificate of Designation dated October 31, 1994 incorporated by reference to
              Exhibit 1(d) to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A (File No.
              33-41224) filed via EDGAR on August 31, 1995.
2          By-Laws.*
4          Specimen certificate for shares of beneficial interest, $.01 par value.*
5          (a) Management Agreement between the Registrant and Prudential Mutual Fund Management Inc. incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 6 to the Registration Statement on Form
              N-1A (File No. 33-41224) filed via EDGAR on August 31, 1995.
           (b) Subadvisory Agreement among the Registrant, Prudential Mutual Fund Management, Inc. and BlackRock
              Financial Management, Inc. incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No.
              6 to the Registration Statement on Form N-1A (File No. 33-41224) filed via EDGAR on August 31, 1995.
6          (a) Amendment to Distribution Agreement incorporated by reference to Exhibit 6(b) to Post-Effective
              Amendment No. 7 to the Registration Statement on Form N-1A (File No. 33-41224) filed via EDGAR on
              August 29, 1996.
           (b) Distribution Agreement between the Registrant and Prudential Securities Incorporated dated April
              10, 1996 incorporated by reference to Exhibit 6(c) to Post-Effective Amendment No. 7 to the
              Registration Statement on Form N-1A (File No. 33-41224) filed via EDGAR on August 29, 1996.
8          (a) Custodian Contract between the Registrant and State Street Bank and Trust Company.*
           (b) Amendment to Custodian Contract between the Registrant and State Street Bank and Trust Company.*
9          Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc.*
10         Opinion of Counsel.*
11         (a) Consent of Independent Accountants.*
           (b) Consent of Deloitte & Touche LLP.*
13         Not Applicable.
15         (a) Restated Distribution and Service Plan pursuant to Rule 12b-1 (Class A Shares) between the
              Registrant and Prudential Mutual Fund Distributors, Inc.*
           (b) Restated Distribution and Service Plan pursuant to Rule 12b-1 (Class B Shares) between the
              Registrant and Prudential Securities Incorporated.*
           (c) Distribution and Service Plan pursuant to Rule 12b-1 (Class C Shares) between the Registrant and
              Prudential Securities Incorporated.*
16         Schedule of Computation of Performance Quotations for Class A and Class C shares.*
27         Financial Data Schedules filed as Exhibit 27 for electronic purposes.*